Exhibit 10.56

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Euronext N.V.

Euronext Employees Stock Option Plan 2002

Plan Description

IMPORTANT INFORMATION

This Plan Description does not constitute investment advice, or a recommendation of Euronext to accept the offer expressed herein. Employees of Euronext who are eligible to participate in the Euronext Employees Stock Option Plan 2002 (the “Plan”) must rely upon their own examination of the terms and conditions of the Plan and are advised, if necessary, to seek independent advice in order to make a balanced judgement of all that is discussed and described herein.

1.                         Introduction

The Euronext Employees Stock Option Plan 2002 (the “Plan”) was adopted by the Managing Board of Euronext N.V. on 5 June 2002 and reviewed and approved by the Supervisory Board on 20 June 2002. Purpose of the Plan is to provide a regulation for the awarding of options to selected employees of Euronext in France, the Netherlands, Belgium, the United Kingdom, the United States and Portugal with a view to promoting the long-term success of Euronext. Aim is to encourage selected employees to focus on Euronext’s long-range goals by allowing such individuals to acquire a stake in Euronext.

The Plan supplements the existing employees stock option plans, i.e. (i) the plan that was adopted by the general meeting of shareholders of Société des Bourses Francaises S.A. (“SBF”) before the merger of SBF, Amsterdam Exchanges N.V. and Société de la Bourse de Valeurs Mobilieres de Bruxelles S.A./Effectenbeursvennootschap van Brussel N.V. into Euronext (the “SBF Plan”), fand (ii) the Euronext Employees Stock Option Plan 2001, and applies to selected employees of Euronext Paris, Euronext Amsterdam, Euronext Brussels, Euronext Lisbon and LIFFE (Holdings) Plc, and their subsidiaries in France, the Netherlands, Belgium, Portugal, the United States and the United Kingdom, as well as to the employees of Cleamet S.A. employed or working in France, the Netherlands or Belgium or Portugal (as described in section 3 hereof).

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This Plan Description sets forth the relevant details and characteristics of the Plan. Country-specific information for French employees is provided in the Relevant Country Annex attached hereto as Annex A, for Dutch employees in Annex B, for Belgian employees in Annex C, for Portuguese employees in Annex D, and for UK employees in Annex E.

2.                         Definitions

Except as otherwise provided, for the purpose of the Plan, capitalised terms used herein shall have the following meaning:

Beneficiary	a Euronext employee who is selected to be granted Options by the Managing Board of Euronext N.V. on the basis of the Plan.

Euronext Share	an ordinary share of EUR 1 par value in the capital of Euronext N.V.

Exercise Notice	the notice described in section 9 hereof and attached hereto as Annex G.

Exercise Period	the period described in section 7 hereof.

Exercise Price	the price at which an Option Holder is entitled to purchase Euronext Shares upon exercise of one or more Options.

Grant Date	the date on which Options are granted, as described more fully in section 6 hereof, being the date of the Notice of Grant.

Notice of Grant	the notice defined in section 6 hereof. The form of Notice of Grant is attached hereto as Annex F.

Option	the right to purchase one Euronext Share at the Exercise Price, subject to and in accordance with the terms of the Plan.

Option Holder	each holder of one or more Options.

Plan	the Euronext Employees Stock Option Plan 2002 as described herein.

Subsidiary

a subsidiary within the meaning of section 2:24a of the Netherlands Civil Code (being a company in respect of which another company holds the majority of the voting rights, or has the power to appoint the majority of the directors).

UK Approved Schedule	the UK Approved Schedule to the Plan.

US Schedule	the US Schedule to the Plan

An Option may be granted by the Managing Board of Euronext N.V. (subject to all requisite approvals) or by any other person or entity at the request of the Managing

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Board of Euronext N.V. and any reference in the rules to the grant of an Option or to the setting of its terms (or to the fulfilment of an obligation arising out of an Option) by the Managing Board of Euronext N.V. shall, where the context so requires, include Options granted by any other person or entity at the request of the Managing Board of Euronext N.V.

For the avoidance of doubt, a reference to Euronext N.V. shall, where the context so requires, be taken as a reference to the Managing Board of Euronext N.V.

3.                         Eligibility

The Managing Board of Euronext N.V. at its sole discretion but subject to the approval of the Supervisory Board of Euronext N.V., may decide from time to time to grant options to certain selected Beneficiaries. Beneficiaries can only be:

-                              employees of Euronext Paris S.A. and its Subsidiaries, who are employed or working in France, the Netherlands, Belgium, Portugal or the United Kingdom;

-                              employees of Euronext Amsterdam N.V. and its Subsidiaries, who are employed or working in the Netherlands, France, Belgium, Portugal or the United Kingdom;

-                              employees of Euronext Brussels N.V./S.A. and its Subsidiaries, who are employed or working in Belgium, France, the Netherlands, Belgium, Portugal or the United Kingdom;

-                              employees of Euronext Lisbon S.G.M.R. and its Subsidiaries, who are employed or working in Portugal, France, the Netherlands, Belgium or the United Kingdom;

-                              employees of L1FFE (Holdings) plc. and its Subsidiaries, who are employed or working in the United Kingdom, France, the Netherlands, Belgium or the United States and

-                              employees of Clearnet S.A. who are employed or working in the Netherlands, Belgium, France or Portugal;

provided that, in each case, the employee as at the Grant Date is employed on the basis of a regular, formal employment agreement with the relevant Euronext entity (i.e. not on a temporary employment (or uitzend) basis), whether for a fixed or an indefinite period of time; and

-                              the members of the Managing Board of Euronext Paris S.A., Euronext Amsterdam N.V., Euronext Brussels S.A./N.V. and Euronext Lisbon S.G.M.R. employed or working in France, the Netherlands, Belgium or Portugal;

provided that the employment or self employed contracts, as the case may be, of such members of the Managing Board with the relevant Euronext entity are still in force at the Grant Date.

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4.                         Options

Each Option granted by Euronext N.V. pursuant to the Plan entitles the Option Holder to purchase one (1) Euronext Share held or issued by Euronext N.V. at the Exercise Price, subject to and in accordance with the terms hereof. Euronext N.V. can fulfil its obligations arising out of Options being exercised either by issuing new Euronext Shares, or by transferring existing Euronext Shares held by it or by one of its Subsidiaries. Options are not transferable and cannot otherwise be encumbered or disposed of by the Option Holder.

5.                         Number of Options

The Managing Board of Euronext N.V., at its sole discretion but subject to the approval of the Supervisory Board of Euronext N.V., is entitled to determine the number of Options each selected Beneficiary will be granted. When determining which employees are eligible to receive Options under the Plan and the number of Options such Beneficiary will be entitled to, it will inter alia consider the following criteria:

-                              whether the Beneficiary is holding a key position within the Euronext organisation;

-                              his/her regular gross salary; and/or

-                              his or her performance.

6.                         Grant Date

Subject to acceptance or refusal in accordance with section 11 hereof, Options will be granted by means of a written notice from Euronext N.V. to each of the selected Beneficiaries substantially in the form of Annex F (the “Notice of Grant”) or such similar form as determined by the Managing Board of Euronext N.V.

7.                         Exercise Period

Option Holders other than Option Holders employed or working in France or Belgium may exercise their Options starting 36 months after the Grant Date, up to the seventh anniversary of the Grant Date (the “Exercise Period”).

Option Holders employed or working in France may exercise their Options starting 48 months after the Grant Date, up to the seventh anniversary of the Grant Date.

Option Holders employed or working in Belgium are advised of the adverse tax consequences set out in Annex C of an exercise prior to the end of the third calendar year following the year in which the Options were granted. In order to avoid these adverse consequences Belgian Beneficiaries must complete, return and adhere to what is stated in the Waiver Form attached as Annex H (or such other similar form as determined by the Managing Board of Euronext N.V.) within sixty days following the Notice of Grant.

Euronext N.V. is entitled to provide in the Notice of Grant that the Options granted by means of such notice are exercisable as from an earlier or later date.

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8.                         Exercise Price

The Exercise Price will be determined by Euronext N.V. and will be communicated to the Beneficiary by means of the Notice of Grant.

9.                         Exercise procedure

Options can be exercised by submitting a duly completed Exercise Notice (in the form of Annex G2 (holders of Options granted pursuant to the UK Approved Schedule only) or Annex G1 (all other Option Holders) hereto or such other similar form as determined by the Managing Board of Euronext N.V.) to Euronext N.V., Attn. Human Resources Department. Upon receipt of the Exercise Notice and payment in full of the aggregate Exercise Price, Euronext N.V. shall arrange for the applicable number of Euronext Shares to be transferred to a securities account of and/or for the benefit of the Option Holder specified by him or her in the Exercise Notice. Euronext N.V. shall use its best efforts to transfer the applicable number of Euronext Shares as soon as practicable after receipt of the Exercise Notice and Exercise Price.

A minimum of 100 Options per exercise applies, except when exercising all (remaining) Options.

10.                  Expiration date

The Options and the right to exercise the same expire on the seventh anniversary of the Grant Date. Options which have not been exercised by such date shall lapse automatically without any compensation whatsoever to the Option Holder.

11.                  Acceptance; Refusal

Beneficiaries (other than those Beneficiaries employed or working in the United Kingdom who are granted Options under the UK Approved Schedule) must communicate their acceptance or refusal of the Options granted to them to Euronext N.V., Attn.: Human Resources Department, within sixty days after the Grant Date. Beneficiaries will be requested to complete and return the offer response form attached to the Notice of Grant. Beneficiaries who have not returned their offer response forms by the date which is within sixty days after the Grant Date shall be deemed to have accepted the Options granted to them.

12.                  Lock-up or transfer restrictions

Euronext Shares transferred or issued to an Option Holder pursuant to an exercise of Options can be freely disposed of by the holder, unless provided otherwise in the Notice of Grant. Please also refer to section 15 below.

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13.                  Termination of employment

Upon termination of the employment of an Option Holder with Euronext N.V. or one of its Subsidiaries (or upon termination of the services which any self-employed Option Holder renders to Euronext N.V. or one of its Subsidiaries) for whatever reason, except in the event of (i) death, (ii) disability, (iii) retirement at the age at which the Beneficiary is either bound or entitled to retire (or such other age at which a Beneficiary retires by agreement with his employer), or (iv) redundancy by reason of collective dismissal or company reorganisation, any and all Options which have not been (or could not be) exercised by the effective date of termination of the employment shall lapse automatically without entitlement of the Option Holder to reimbursement or compensation in any respect; provided however, that in the event of death of the Option Holder - whether prior to or during the Exercise Period - the relevant Options continue to be exercisable by his or her heirs during a maximum period of six months after the Option Holder’s death. The rights and obligations under or in respect of Options that have been duly exercised prior to the effective date of termination shall not be affected by such termination.

14.                  Tax treatment of the Options

For a description of the tax treatment of the Options, please refer to the Relevant Country Annex attached as Annexes A to E hereto.

15.                  Insider Trading Rules and disclosure of holdings

Option Holders must observe all applicable laws, including, without limitation, laws regarding insider trading and the disclosure of holdings, and must comply with all applicable internal Euronext rules and regulations concerning private investment transactions and insider trading.

16.                  Corporate events; Dilution

In the event of any change in the par value of the Euronext Shares, the Managing Board of Euronext N.V. may make such adjustments as it, in its sole discretion, deems appropriate in (a) the description of a Euronext Share covered by each Option, (b) the number of Options, (c) the Exercise Price, or (d) a combination of the foregoing, in order to neutralise the effect of dilution of any such event.

17.                  Dividend rights

The dividend rights attached to the Euronext Shares which the Option Holder receives upon valid exercise of his or her Options are the same as the dividend rights attached to all other Euronext Shares outstanding as at that time.

18.                  Unforeseen circumstances and interpretation

In all situations not provided for in this Plan Description, the Managing Board of Euronext N.V. shall decide, subject to and in accordance with all applicable laws.

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In the event of any dispute or disagreement as to the interpretation of this Plan, or as to any question or right arising from or related to this Plan, the decision of the Managing Board of Euronext N.V. shall be final and binding upon all persons.

19.                  Terms of employment not affected

The rights and obligations of any individual under the terms of his office or employment with Euronext N.V. or a Subsidiary of Euronext N.V. shall not be affected by his participation in the Plan or any right which he may have to participate therein, and an individual who participates therein shall waive all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise any Option under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

20.                  Option Holders employed or working in the United Kingdom

In the case of any Options to be granted to Option Holders employed or working in the United Kingdom, such Options may, at the discretion of the Managing Board of Euronext N.V, be governed by the provisions of the UK Approved Schedule.

In the case of any Options granted to Option Holders employed or working in the United Kingdom other than Options granted under the UK Approved Schedule, the following provisions shall apply:

-                              In a case where any person is obliged to (or would suffer a disadvantage if it were not to) account for any tax (in any jurisdiction) for which the Beneficiary is liable by virtue of the exercise of an Option and/or for any social security contributions recoverable from such Beneficiary (together, the “Tax Liability”), that Beneficiary has either:

(a)                    made a payment to the relevant person of an amount equal to the Tax Liability; or

(b)                    entered into arrangements acceptable to that person to secure that such a payment is made (whether by authorising the sale of some or all of the shares subject to the Option on the Beneficiary’s behalf and the payment to that person of the relevant amount out of the proceeds of sale or otherwise).

-                              Any Option will lapse and cease to be exercisable if, prior to the date of exercise of the Option, the Beneficiary:

(a)                    has not agreed with Euronext N.V. and undertaken to any other company which is a “secondary contributor” (hereafter referred to as the “Secondary Contributor”) in respect of Class I National Insurance contributions payable in respect of any Option Gain that the Secondary Contributor may recover from the Beneficiary the whole of

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any Employer’s NICs; or

(b)                    if so requested by Euronext N.V. or the Secondary Contributor, has not joined with the Secondary Contributor in making an election (in such terms and such form and subject to such approval by the UK Inland Revenue as provided in paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) for the transfer of the whole of any liability of the Secondary Contributor to Employer’s NICs to the Beneficiary,

and for these purposes:

“Employer’s NICs” means the amount of secondary Class I National Insurance contributions payable in respect of any Option Gain; and

“Option Gain” means a gain realised upon the exercise, assignment or release of the Option, being a gain that is chargeable to income tax under section 135 of the Income and Corporation Taxes Act 1988.

21.                  Option Holders employed or working In the United States of America.

In the case of any Options to be granted to Option Holders employed or working in the United States of America, such Options may, at the discretion of the Managing Board of Euronext N.V be governed by the provisions of the US Schedule.

22.                  Governing law; Jurisdiction.

The Plan and the Options granted pursuant thereto are governed by and construed in accordance with the laws of the Netherlands. All disputes arising from or in connection with the Plan or any Options granted thereunder shall be submitted to the competent courts in Amsterdam; provided that for the benefit of Beneficiaries employed or residing in France, Belgium, Portugal, the United States or the United Kingdom, Euronext N.V. also submits to the competent courts of the jurisdiction in which the relevant Beneficiary is employed or resides.

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Euronext N. V.

Euronext Employees Stock Option Plan 2002

UK Approved Schedule

(Inland Revenue Ref: X22389)

1.                         Definitions and Interpretation

1.1.               Unless the context otherwise requires, all expressions defined in the Core Plan shall have the same meaning in the UK Approved Plan, save that the word “Option” shall include a UK Approved Option as defined in rule 1.2;

1.2.               In addition, the following expressions shall have the following meanings in the UK Approved Plan unless the context otherwise requires:

the Company	Euronext N.V.

the Core Plan	the Euronext Employees Stock Option Plan 2002.

Eligible Person	a person who satisfies the criteria in rules 3.1 and 3.2.

the Inland Revenue	the United Kingdom’s Commissioners of Inland Revenue.

Participating Company.	the Company or a Subsidiary of the Company.

the UK Approved Plan	the Euronext Approved Share Option Plan as herein set out but subject to any alterations or additions made under Rule 8.1 below.

Schedule 9	Schedule 9 to the Taxes Act.

Subsidiary

a body corporate, whether now or hereafter existing, which is (a) a subsidiary of the Company within the meaning of Section 736 of the United Kingdom Companies Act 1985; and is (b) under the control of the Company within the meaning of Section 840 of the Taxes Act.

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the Taxes Act	the United Kingdom’s Income and Corporation Taxes Act 1988.

UK Approved Option	an option granted in accordance with the UK Approved Plan.

1.3.               Expressions not otherwise defined herein have the same meanings as they have in Schedule 9.

1.4.               Any reference herein to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.                         Applicability of the Core Plan

2.1                  Save as hereinafter specified, all the terms and provisions of the Core Plan shall apply mutatis mutandis to the grant of UK Approved Options under the UK Approved Plan.

2.2                  Section 12 of the Core Plan shall be read as if the words “unless provided otherwise in the Notice of Grant” do not apply to UK Approved Options granted under the UK Approved Plan.

2.3                  The first paragraph of Section 18 of the Core Plan shall not apply to the UK Approved Options granted under the UK Approved Plan.

3.                         Eligibility

3.1                  Subject to rule 3.3 below, a person is an Eligible Person if (and only if) he is a full-time director or qualifying employee of a Participating Company.

3.2                  For the purposes of rule 3.1 above:

(a)                   a person shall be treated as a full-time director of a Participating Company if he is obliged to devote to the performance of the duties of his office or employment with that and any other Participating Company not less than 25 hours a week (excluding meal breaks);

(b)                   a qualifying employee, in relation to a Participating Company, is an employee of the Participating Company (other than one who is a director of a Participating Company).

3.3                  A person is not eligible to be granted an option or to exercise a UK Approved Option under the UK Approved Plan at any time when he is not eligible to participate in the UK Approved Plan by virtue of paragraph 8 of Schedule 9.

3.4                  Notwithstanding any thing to the contrary in the Core Plan, a UK Approved Option may only be exercised by the Beneficiary (or, in the case of his death, his personal

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representatives in which case the option may be exercised for the period of six months from the date of death).

4.                         Grant of Options

4.1                  Subject to rule 4.3 below, the Managing Board may grant to any Eligible Person a UK Approved Option to acquire shares which satisfy the requirements of paragraphs 10 to 14 of Schedule 9, upon the terms set out in the UK Approved Plan and upon such other objective terms as the Managing Board may reasonably specify. The performance condition attaching to a UK Approved Option may only be amended if events occur which cause the Managing Board, acting fairly and reasonably, to consider that a waived or varied term would be a fairer measure of performance and would be no more difficult to satisfy than the term as it existed immediately before such amendment.

4.2                  The grant of a UK Approved Option shall be subject to obtaining any approval or consent which may be required under the provisions of any regulation or enactment.

4.3                  No person shall be granted UK Approved Options under the UK Approved Plan which would, at the time they are granted, cause the aggregate market value of the shares which he may acquire in pursuance of options granted to him under the UK Approved Plan or under any other share option Plan, not being a savings-related share option Plan, approved under Schedule 9 and established by the Company or by any associated company of the Company (and not exercised) to exceed or further exceed £30,000.

4.4                  For the purposes of rule 4.3 above:-

(a) in the case of a UK Approved Option granted under the UK Approved Plan the aggregate market value of the shares shall be calculated as on the day by reference to which the price at which shares may be acquired by the exercise thereof is determined as mentioned in rule 5.2 below;

(b) in the case of an option granted under any other approved Plan, as at the time when it was granted or, in a case where an agreement relating to the shares has been made under paragraph 29 of Schedule 9, such earlier time or times as may be provided in the agreement; and

(c) in the case of any other option, the aggregate fair market value of shares shall be calculated as on the day or days by reference to which the price at which shares may be acquired by the exercise hereof was determined.

4.5                  Unless otherwise agreed with the Inland Revenue, the Euro exchange rate for pounds sterling for the purposes of calculating the limit in rule 4.3 above shall be the closing mid-point spot rate derived from the Financial Times (or any successor publication) on the day by reference to which the price at which shares may be acquired on the exercise of the option is determined as mentioned in rule 5.2 below

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4.6                  Notwithstanding Section 12 of the Core Plan, all shares allotted under the UK Approved Plan shall rank equally in all respects with shares of the same class then in issue except for any rights attaching to those shares by reference to a record date prior to the date of the allotment.

4.7                  A UK Approved Option shall be granted by way of a deed granted under seal or the option certificate (which shall state the exercise price of the UK Approved Option) shall be executed in such manner as to take effect in law as a deed

5.                         Exercise Price

5.1                  Shares shall be issued to the Beneficiary pursuant to the exercise of an UK Approved Option only upon receipt by the Company from the Participant of payment in full of the exercise price in cash and shall be allotted within 30 days following the effective date of exercise of the Option.

5.2                  The price payable per share on any day shall be determined by the Managing Board prior to the Date of Grant and shall be equal to the market value (within the meaning of Part VIII of the Taxation of Chargeable Gains Act 1992) of shares of the same class as those shares, as agreed in advance for the purposes of the UK Approved Plan with the Shares Valuation Division of the Inland Revenue, on the Date of Grant (or such other day as may be agreed in advance with the Inland Revenue).

6.                         Option Roll-Over

6.1                  If any company (“the acquiring company”) obtains control of the Company as a result of making:-

(a) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company, or

(b) a general offer to acquire all the shares in the Company which are of the same class as the shares which may be acquired by the exercise of UK Approved Options granted under the UK Approved Plan,

any Participant may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of Schedule 9), by agreement with the acquiring company, release any UK Approved Option granted under the UK Approved Plan which has not lapsed (“the old option”) in consideration of the grant to him of an option (“the new option”) which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or (c) of Schedule 9).

6.2                  The new option shall not be regarded for the purposes of rule 6.1 above as equivalent to the old option unless the conditions set out in paragraph 15(3) of Schedule 9 are

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satisfied, but so that the provisions of the UK Approved Plan shall for this purpose be construed as if the new option were a UK Approved Option granted under the UK Approved Plan at the same time as the old option;

7.                         Adjustments upon Changes in Capitalisation

No adjustment shall be made to a UK Approved Option at a time when the UK Approved Plan is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue and unless the adjustment is permitted by Paragraph 29 of Schedule 9.

8.                         Amendment and Termination of the UK Approved Plan

8.1                  If an amendment is made to the UK Approved Plan or to the terms (other than a performance condition) of a UK Approved Option at a time when the UK Approved Plan is approved by the Inland Revenue under Schedule 9, the approval will not thereafter have effect until the Inland Revenue have approved the alteration or addition.

8.2                  As soon as reasonably practicable after making any amendment to the UK Approved Plan under rule 8.1 above, the Managing Board shall give notice in writing thereof to any Participant affected thereby and, if the UK Approved Plan is then approved by the Inland Revenue under Schedule 9, to the Inland Revenue.

8.3                  In accordance with the Managing Board’s powers under the Core Plan, the Managing Board shall if it deems necessary delegate authority to any one or more of the officers of the Company to be responsible for the administration of the UK Approved Plan.

9.                         Miscellaneous

9.1                  The rights and obligations of any individual under the terms of his office or employment with any Group Member shall not be affected by his participation in the UK Approved Plan or any right which he may have to participate in it, and an individual who participates in it shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise form his ceasing to have rights under or be entitled to exercise any option as a result of such termination.

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Euronext N.V.

Euronext Employees Stock Option Plan 2002

US Schedule

1.                         Options Granted to US Employees

1.1                  This US Schedule constitutes the part of the Plan that will govern the grant of Options to Beneficiaries in the United States under this US Schedule and incorporations the Rules of the Plan, as set forth above, as modified by the provisions of this US Schedule. Unless the context otherwise requires, all expressions defined in the Core Plan shall have the same meaning in this US Schedule – save as defined in Rule 1.2 below;

1.2                  In this US Schedule the following expressions shall have the following meanings:

Beneficiary

a Euronext employee, or an employee of a Subsidiary, who is selected to be granted Options by the Managing Board of Euronext N.V. on the basis of the Plan, or after the Beneficiary’s death, his or her estate of beneficiary.

Code	the United States Internal Revenue Code of 1986 (as amended), and the regulations promulgated thereunder, as in effect from time to time.

Incentive Stock Option	an Option satisfying the requirements of section 422 of the Code.

Market Value	at any date the fair market value of a Euronext Share on that date, as determined by the Managing Board of Euronext N.V.

Nonqualified Option	an Option that is not an Incentive Stock Option.

Subsidiary

any corporation in an unbroken chain of corporations that includes Euronext ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing 50 percent or more

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of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.3                  The Managing Board of Euronext N.V. will (a) administer this US Schedule, (b) establish from time to time such rules and regulations as it may deem appropriate for the proper administration of this US Schedule, and (c) make such determinations and interpretations (including, without limitation, factual determinations) and take such actions as it may deem necessary or advisable, including, without limitation, determinations, interpretations and actions to ensure that Options that are intended to qualify as Incentive Stock Options shall so qualify. The Managing Board of Euronext N.V. may grant either Nonqualified Options or an Incentive Stock Options over Euronext Shares to any employee who is employed in the United States and who is eligible to be granted an Option under the Core Plan upon the terms set out in the Core Plan, subject to the additional terms and conditions in this Rule 1 of the US Schedule.

1.4                  Subject to sub-rule 1.5 below, the Exercise Price for an Incentive Stock Option granted hereunder may not be less than the Market Value of a Euronext Share.

1.5                  A person who, within the meaning of section 422(b)(6) of the Code, is deemed to own shares in Euronext N.V. possessing more than 10 per cent. of the total combined voting power of all classes of shares of Euronext N.V. (or of its parent or Subsidiary corporations within the meaning in section 424 of the Code) shall be eligible to receive an Incentive Stock Option only if the Exercise Price thereunder is at least 110 per cent. of the Market Value of a Euronext Share on the Grant Date and only if the term of the Option does not exceed five years.

1.6                  The aggregate Market Value determined at the Grant Date of the number of Euronext Shares with respect to which Incentive Stock Options first become exercisable by any person in any calendar year shall not exceed US$100,000 and for the purposes of determining this limit, the Euro exchange rate for US dollars shall be the closing mid-point spot rate derived from the Financial Times (or any successor publication) on the Grant Date.

1.7                  Section 421(a) of the Code will apply to an Incentive Stock Option provided it is exercised no more than (i) twelve months after the date of termination of employment because of total and permanent disability or (ii) three months after the date of termination of employment for any reason other than total and permanent disability or death.

1.8                  Subject to any adjustment by the Managing Board of Euronext N.V. pursuant to sub-rule 1.9 below, no Incentive Stock Options shall be granted under the Core Plan which would, at the time they are granted, cause the number of Euronext Shares which shall have been or may be acquired in pursuance of Incentive Stock Options so granted to exceed 6,105,598 (which represents approximately 5 per cent. of the ordinary share capital of Euronext N.V. in issue on the date the Core Plan is adopted by Euronext N.V.).

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1.9                  In the event of any variation of the share capital of Euronext N.V. or in the event Euronext N.V. makes a demerger by way of exempt distribution under section 213 of the Income and Corporation Taxes Act 1988 or pays a special dividend or repurchases its share capital, the Managing Board of Euronext N.V. may make such adjustments as it considers appropriate to the number of shares specified in sub-rule 1.8 above.

1.10           Notwithstanding any other provisions of the Plan, Euronext N.V. will not be required to issue or cause to be issued any Euronext Shares if at such time such issuance would violate the United States Federal Securities laws or any other laws of the United States or any state thereof. In addition, the holder of any Euronext Shares issued hereunder agrees not to sell or transfer such Euronext Shares in violation of the United States Federal Securities laws or any other laws of the United States or any state thereof. Euronext N.V. shall have the right in its sole discretion to modify the terms of the Plan at any time and from time to time as it deems necessary or appropriate to ensure or facilitate such compliance with the foregoing and to include appropriate legends on any Options or Euronext Shares issued or caused to be issued hereunder.

1.11           No Incentive Stock Option or Nonqualified Option shall be transferable by the Beneficiary except by will or pursuant to the laws of descent and distribution and an Incentive Stock Option shall only be exercisable by the corresponding Beneficiary during such Beneficiary’s lifetime.

1.12           This US Schedule may be modified to ensure that any Option that is intended to be an Incentive Stock Option under this US Schedule will comply with the requirements of Section 422 of the Code.

1.13           As a condition to the obligation of Euronext to deliver Euronext Shares in connection with the exercise of any Option awarded under this US Schedule, the Beneficiary shall pay Euronext, or the Subsidiary that employs the Beneficiary, such amount as may be required by Euronext or such Subsidiary for the purpose of satisfying any withholding requirement in connection with liability for any U.S. federal, state or local taxes of any kind.

1.14           If a Beneficiary makes a disposition, within the meaning of 424(c) of the Code of any Shares issued to such Beneficiary pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the Grant Date or within the one-year period commencing on the date of transfer of the Share to the Beneficiary pursuant to the exercise of such Incentive Stock Option, the Beneficiary shall, within ten days of such disposition, notify Euronext, or the Subsidiary that employs the Participant, by delivery of written notice to Euronext or such Subsidiary at its principal executive office.

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ANNEX A

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ANNEX A

Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(France)

Taxation of Stock Options

Below you will find a brief summary of certain French tax and social security consequences related to the Euronext Employees Stock Option Plan 2002 under the French tax and social security laws in force and in effect as at the date hereof, which is subject to changes in French law, including changes that could have retroactive effect. This summary has a general nature and is only intended to give general guidance and should be treated with corresponding caution. It cannot be relied upon with respect to French tax and social security consequences that are not specifically discussed herein. Any French tax and social security consequences due to the application of a special tax or social security regime or special interpretation of the law, whether agreed by ruling or otherwise, are excluded from this summary. This summary only regards the employees who are resident and working in France and are employed by Euronext Paris S.A. or one of its French resident subsidiaries. We recommend you to consult your own advisor in respect of the grant of Options to you.

This summary first outlines in a general fashion the taxation under the Plan. The summary also includes a general outline of the French tax and social security rules in respect of options granted to Employees who are residents of France for tax purposes and who are subject to French income tax and social security contributions and who work in France.

In the event of any conflict between the terms of this Annex A and the rules of the Plan and governing legislation, the rules and governing legislation shall prevail.

The Euronext Plan

Under French tax law, Options are generally considered to be salary and subject to income tax accordingly, i.e. according to a progressive scale with a maximum rate of 52.75% (rate applicable to the 2001 income). In addition, they are subject to CSG at the rate of 7.5% and to CRDS at the rate of 0.5% and give rise to employee’s social security contributions.

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However, Articles 80 bis and 163 bis-C of the French Tax Code provide for a favourable tax and social security regime which applies to Options Plans which fulfil certain requirements.

The Euronext Plan allows you to benefit from this favourable tax and social security regime provided that you comply with certain conditions and in particular that you do not dispose of the shares purchased upon the exercise of your Options within 4 years after the date of grant.

Under this favourable tax and social security regime, the following rates apply:

-                               where the Acquisition Gain (i.e. the difference between the market value of the shares on the day your options are exercised and the option exercise price) realised during a calendar year is less than EUR 152,500, then you will be taxed upon the sale of your shares at a rate of 40% (30% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%), provided that you do not dispose of the shares for a minimum period of four years from the date of grant of your options. This rate is reduced to 26% (16% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%) if the shares are not disposed of for at least two years after the date of exercise of the options provided that the exercise occurs at least four years after the date of grant. The Acquisition Gain under EUR 152,500 will be exempt from employee social security contributions;

-                               where the Acquisition Gain realised during a calendar year exceeds EUR 152,500, you will be taxed upon the sale of your shares at a rate of 50% (40% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%) provided that you do not dispose of the shares for a minimum period of four years from the date of grant of your options. This rate is reduced to 40% (30% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%) if the shares are not disposed of for at least two years after the date of exercise of the options provided that the exercise occurs at least four years after the date of grant. The Acquisition Gain over EUR 152,500 will be exempt from other employee social security contributions.

Irrespective of whether you comply with the minimum holding requirements, the difference between the price you sell the shares for and their fair market value on the day your options are exercised (the “Sale Gain”) will be taxed upon the sale of the shares as a capital gain at a rate of 26% (capital gains tax at 16%, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%). The Sale Gain will be exempt from other employee social security contributions.

Under the Euronext Plan you will have to pay tax and social security contributions in principle only upon the disposal of the shares acquired upon the exercise of your options.

If you are taxed under the privileged tax and social security regime it will be your responsibility to pay any tax, CSG, CRDS and specific social contributions arising in respect of both your Acquisition Gains and Sale Gains.

If you are not taxed under the privileged tax and social security regime, then:

V 05 September 2002

-                               in respect of any Acquisition Gains your employer will be responsible for collecting and paying CSG, CRDS, specific and employee social security contributions on your behalf. If your salary, in the month of exercise, is insufficient for the purposes of meeting these liabilities some of the shares you acquire on the exercise of your options will be sold in order to raise any further funds which may be required. It will be your responsibility to pay any income tax arising upon the sale of your shares;

-                               in respect of any Sale Gains it will be your responsibility to pay any capital gains tax, CSG, CRDS and specific social contributions arising upon the sale of your shares.

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Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(France)

Q&A

1.                         General

What is the purpose of the Plan?

Purpose of the Plan is to promote the long-term success of Euronext by encouraging the employees that have assisted in creating Euronext, to focus on its long-range goals by allowing such individuals to acquire a stake in Euronext.

Will I be required to pay for my Options?

The Options are granted to you in recognition of your services to Euronext, and do not require any cash payment. To purchase shares under the Options, however, you must pay the Exercise Price for the number of shares you wish to acquire.

How will I receive my Euronext Shares once I have exercised my Options?

Once you have validly exercised your Option through submitting to Euronext a duly completed Exercise Notice (attached as Annex G hereto) and payment in full of the aggregate Exercise Price due, Euronext will procure that the corresponding number of Euronext Shares will be transferred to a securities account of your preference. Please make sure that the relevant Exercise Notice clearly and correctly states all of your account details. If you do not yet have a securities account, please request your bank to open one well ahead of the projected exercise date.

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What happens if I do not exercise my Options?

Your Options will lapse automatically at the seventh anniversary of the Grant Date, or upon termination of your employment with Euronext (except in the event of death, disability or retirement or redundancy by reason of collective dismissal or company reorganisation, whichever is earlier).

What do I need to do to accept or refuse the Options?

You need to return the Offer Response Form annexed to the Notice of Grant, before the ultimate response date stated on such Form. Beneficiaries who have not returned their Offer Response Forms in time shall be deemed to have accepted the Options granted to them and shall be taxed accordingly.

Will I be reimbursed by Euronext in respect of any taxation or other costs incurred in connection with the Options?

No. It is therefore imperative that you familiarise yourself with the tax and other financial consequences the grant of the Options may have in your situation.

Can I transfer my Options?

The Options are not transferable, but can be the object of a bequest and/or inheritance.

Can I pledge or otherwise encumber any or all of my Options?

No.

When do I acquire the rights of a shareholder?

As a holder of Options, you have none of the rights of a shareholder with respect to the shares covered by your Options. You will not acquire shareholder rights until you have received the applicable number of Euronext Shares.

When may I exercise my Options?

The Options are exercisable as from 48 months after the Grant Date, until expiry of the Options on the seventh anniversary of the Grant Date. Options can only be exercised during that period if you are still employed with Euronext at the time of exercise, or if your employment has been terminated earlier because of your death, disability, retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation.

When will my Options expire?

The Options expire on the seventh anniversary of the Grant Date.

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What form of payment is required when I exercise my Options?

The Exercise Price can only be paid in cash.

Do I need to exercise my Options all at once?

No, you may exercise your Options in instalments. However, a minimum of 100 Options per exercise applies, except when exercising all remaining Options.

The minimum amount of 100 Options per exercise does not apply to Option Holders that were granted less than 100 Options. These Option Holders may exercise less than 100 Options per exercise, provided that such Option Holder exercises his or her Options all at once.

What happens to my Options if my employment with Euronext terminates?

After the termination of your employment (other than by reason of your death, disability, retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation), you are no longer entitled to exercise your Options. Any exercise made during the Exercise Period prior to the termination of your employment, however, is not affected by such termination.

What happens to my Options if I die or become disabled?

Disability occurring once the Exercise Period has started does not affect the right to exercise the Options. In the event of your death within the Exercise Period, your Options may be exercised during a maximum period of six (6) months by the person or persons to whom the Options are transferred by the provisions of your will or the applicable laws of inheritance. These persons may exercise your Options in accordance with the terms and conditions of the Plan. In the event of death prior to the start of the Exercise Period, the said persons may still exercise the Options during six (6) months after your death.

Apart from the terms and conditions of the Plan, are there any other rules I must observe?

Yes. You must observe all internal Euronext rules regarding private investment transactions and insider trading, as well as all applicable laws, including but not limited to those concerning insider trading.

When can I sell my shares I received upon exercise of my Options?

You may sell or otherwise dispose of your shares immediately, provided that all applicable laws and internal regulations (notably on insider trading) applicable to Euronext employees and/or other persons who may have inside knowledge with respect to the Euronext Share, as the case may be, are observed.

However, you should note that if you dispose of your shares within 4 years after the date the Option were granted, you will not be able to benefit from the favourable tax and social security

V 05 September 2002

regime (see below), except in the event of death.

Do I have the right to remain employed until my Options become exercisable?

Nothing in the Plan is intended to give any person the right to remain employed by any Euronext entity for any specific period. Both you and Euronext will have the right to terminate your employment at any time and for any reason, subject to any employment agreement that may apply, and subject to all applicable laws.

2.        French Taxation1

What is my tax position at grant or acceptance?

You will not pay any tax in respect of the Options at the time your Options are granted or at the time you exercise your Options (with the exception of the Discount exceeding 5% which will become taxable upon the exercise of your Options).

What is the tax position after grant?

Under French tax law, Options are generally considered to be salary and subject to income tax accordingly, i.e. according to a progressive scale with a maximum rate of 52.75% (rate applicable to the 2001 income). In addition, they are subject to CSG at the rate of 7.5% and to CRDS at the rate of 0.5% and give rise to employee’s social security contributions.

However, Articles 80 bis and 163 bis-C of the French Tax Code provides for a favourable tax and social security regime which applies to Options Plans which fulfill certain requirements.

The Euronext Plan allows you to benefit from this favourable tax and social security regime provided that you comply with certain conditions and in particular that you do not dispose of the shares purchased upon the exercise of your Options within 4 years after the date of grant.

Under this favourable tax and social security regime, the following rates apply:

-                               where the Acquisition Gain (i.e. the difference between the market value of the shares on the day your options are exercised and the option exercise price) realised during a calendar year is less than EUR 152,500, then you will be taxed upon the sale of your shares at a rate of 40% (30% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%), provided that you do not dispose of the shares for a minimum period of four years from the date of grant of your options. This rate is reduced to 26% (16% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%) if the shares are not disposed of for at least two years after

1                              The information provided in this Annex A is intended as general guidance only (and does not constitute formal advice) and relate only to employees resident in France at the relevant time. It is not a full description of all the circumstances in which a tax or social security liability may arise in relation to your options and/or the shares acquired by you under the Plan. Tax laws may change from time to time. You should also note that you are personally responsible for meeting all tax costs and social security charges arising on either the grant, vesting or exercise of options or the sale of shares after exercise. You are therefore strongly recommended to consult a professional tax adviser before exercising your options or selling your shares.

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the date of exercise of the options provided that the exercise occurs at least four years after the date of grant. The Acquisition Gain under EUR 152,500 will be exempt from employee social security contributions;

-                               where the Acquisition Gain realised during a calendar year exceeds EUR 152,500, you will be taxed upon the sale of your shares at a rate of 50% (40% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%) provided that you do not dispose of the shares for a minimum period of four years from the date of grant of your options. This rate is reduced to 40% (30% capital gains tax, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%) if the shares are not disposed of for at least two years after the date of exercise of the options provided that the exercise occurs at least four years after the date of grant. The Acquisition Gain over EUR 152,500 will be exempt from other employee social security contributions.

Under which regime will I be taxed?

You will not be able to benefit from the favourable tax and social security regime if you do not comply in particular with the minimum holding requirements, i.e. if you dispose of the shares acquired pursuant to the exercise of your Options within 4 years after the date of grant.

Which regime should I choose?

Euronext explicitly refrains from any judgement with respect to the regime of taxation that you should choose. It may be advisable to consult your personal advisor as to the consequences of your choice.

How is the tax paid?

If you are taxed under the privileged tax and social security regime it will be your responsibility to pay any tax, CSG, CRDS and specific social contributions arising in respect of both your Acquisition Gains and Sale Gains.

If you are not taxed under the privileged tax and social security regime then:

-                               in respect of any Acquisition Gains your employer will be responsible for collecting and paying CSG, CRDS, and employee social security contributions on your behalf. If your salary, in the month of exercise, is insufficient for the purposes of meeting these liabilities some of the shares you acquire on the exercise of your options will be sold in order to raise any further funds which may be required. It will be your responsibility to pay any income tax arising upon the sale of your shares;

-                               in respect of any Sale Gains it will be your responsibility to pay any capital gains tax, CSG, CRDS and specific social contributions arising upon the sale of your shares.

What is the tax position on the sale of my Shares?

The difference between the price you sell the shares for and their fair market value on the day

V 05 September 2002

your options are exercised (the “Sale Gain”) will be taxed upon the sale of the shares as a capital gain at a rate of 26% (capital gains tax at 16%, CSG at 7.5%, CRDS at 0.5% and a specific social contribution of 2%). The Sale Gain will be exempt from other employee social security contributions.

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ANNEX B

V 05 September 2002

ANNEX B

Euronext N. V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(The Netherlands)

Taxation of Stock Options

Below you will find a brief summary of certain Dutch tax consequences related to the Euronext Employees Stock Option Plan 2002 under the Dutch tax laws in force and in effect as at the date hereof, which is subject to changes in Dutch law, including changes that could have retroactive effect. This summary has a general nature and is only intended to give general guidance and should be treated with corresponding caution. It cannot be relied upon with respect to Dutch tax consequences that are not specifically discussed herein. Any Dutch tax consequences due to the application of a special tax regime or special interpretation of the law, whether agreed by ruling or otherwise, are excluded from this summary. This summary only regards the employees who are resident and working in the Netherlands and are employed by Euronext Amsterdam N.V. or one of its Dutch resident subsidiaries. We recommend you to consult your own advisor in respect of the grant of Options to you.

This summary first outlines in a general fashion the Dutch taxation under the Euronext plan. The summary also includes a general outline of the Dutch tax rules in respect of options granted to Employees who are residents of the Netherlands for tax purposes and who are subject to Dutch wages tax and who work in the Netherlands.

In the event of any conflict between the terms of this Annex B and the rules of the Plan and governing legislation, the rules and governing legislation shall prevail.

1.                         The Euronext Plan

Options are considered to be salary. The tax rates are the same as those applying to your cash salary; progressive rates with a maximum of 52% (rate of 2002).

Under the Euronext Plan you will not have to pay tax at grant or at acceptance. There are two systems (Regime I and Regime II) that determine the moment you will be taxed as well as the amount that will be taxable. Under Regime I you will be taxable at the third anniversary of

V 05 September 2002

grant,2 provided you are still an employee of Euronext at that time or, if such event occurs earlier, at your death, disability or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) (“the taxable moment under Regime I”). The tax payable is based on a formula (see below). Basically your tax is calculated as a percentage of the stock price at that date. An additional levy arises if you exercise or sell your options within three years of grant. In addition, you may have to pay tax annually on the value of the Options and/or the Euronext Shares (see below Box III).

Regime II will only be applicable if you and your employer send a letter to the competent tax inspector before the taxable moment under Regime I informing him of your choice to be taxed under this regime. Under Regime II two taxable moments may occur.

1)                        The first taxable moment is the taxable moment under Regime I (see above). You will be taxable on the excess of the market value of a Euronext share at grant over the Exercise Price (the intrinsic value at grant, if any), insofar as such excess is still present at that time, multiplied with the number of options.

2)                        The other taxable moment occurs upon your exercise of an Option on the difference between stock price of the Euronext Shares and the Exercise Price of the Options you exercise, minus the amount already taxed pursuant to 1), if any. The sale of the Shares will not be taxable but you may have to pay tax annually on the value of the Euronext Shares (see below Box III).

Under both regimes, the value is taxed as income from employment (maximum rate 52%, rate of 2002). The tax paid is irrecoverably paid and no refund and/or deduction for this tax paid is granted to you in any case. Your employer will have to withhold the tax.

Euronext explicitly refrains from any judgement with respect to the regime of taxation that you should choose. In case the stock price of the Euronext Shares increases significantly after the taxable moment under Regime I but prior to your exercise the tax payable would in principle be lower under Regime I. On the other hand, in case the stock price of the Euronext Shares after the taxable moment under Regime I but prior to your exercise drops and remains below the exercise price under Regime I you would have paid tax without the possibility of deriving a gain. It may be advisable to consult your personal advisor as to the consequences of your choice.

2.                         Dutch tax rules (general)

An option constitutes taxable income from employment (tax rates up to 52%, 2002). The Dutch Wage Tax Act contains two alternative regimes to tax employee stock options:

(i)                        At the time the options become unconditional (Regime I);

(ii)                     Upon exercise (Regime II).

The principal rule is that employee stock options are taxable under Regime I. Only upon election, such options can be taxed pursuant to Regime II (see below).

2                              The moment the option was agreed upon.

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The employer will in principle have to withhold the wage tax payable by the Dutch employee at the moment of taxation.

(i)                       Regime I

At the moment the options become unconditional their value is calculated as a percentage of the fair market value of the underlying shares at that moment. The percentage is determined according to the following formula:

P = I + V, but at least 4

In this formula:

I = [(W - U) / W] x 100; I can be negative
V = (4.5 - 0.1t) x t - (0.09 - 0.002t) x I x t; V cannot be negative

P = percentage;

I = intrinsic value; fractions are rounded down

V = expectancy value; fractions are rounded down

W = fair market value of the shares at the taxable moment

U = the option exercise price

t = the term of the option after the taxable moment (in years or in parts thereof)

Additional taxation

Under this system of taxation, taxation in addition to that at unconditional grant will be triggered if you engage in certain transactions before the third anniversary of grant3.

(ii)                   Regime II

The employee opting for taxation at exercise should prior to his employee stock options becoming unconditional inform the tax inspector in writing (together with his employer) thereof. Under this system, taxation in respect of the benefit will in principle only take place at exercise4. However, taxation in respect of the fact that the exercise price is lower than the market value of the shares at grant cannot be postponed until exercise. This benefit will be taxable when the options become unconditional (see above) irrespective of the election made. Taxable pursuant to this system is the value of the underlying shares in excess of the sum of the exercise price less the amount already taxed, if any. If the options are not exercised but disposed off in any other way, the basis for taxation will be the actual benefit derived through the disposal.

3.                         Income Tax Act 2001

Under the Income Tax Act 2001, individuals are taxed as follows:

-                               Box I comprises business and labour income, income from periodic payments and income from the taxpayer’s primary residence. Box I provides for a progressive rate of taxation up to 52%.

3                              If the options are exercised, sold, pledged, encumbered or become business assets.

4                              The moment the employee stock options become unconditional may coincide with exercise.

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-                               Box II comprises income (dividends and capital gains) derived from a (deemed) “substantial interest” in a company. All such income is subject to a flat tax rate of 25%.

-                               Box III comprises all other income (i.e., investment income). All such income is deemed to be 4% of the average net value of the taxpayer’s assets and liabilities and will be taxed at a flat rate of 30%.

Under the Income Tax Act 2001, employee stock options will be categorised in Box I at grant regardless which system of taxation (Regime I or II) would be opted for. Under Regime I, the principal rule is that options will move to Box III on the later of (i) the third anniversary of grant; and (ii) the moment the options become unconditional. Under Regime II the Options will be included in Box I. The acquired shares will be included in Box III immediately following the exercise.

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Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(The Netherlands)

Q&A

1.                         General

What is the purpose of the Plan?

Purpose of the Plan is to promote the long-term success of Euronext by encouraging the employees that have assisted in creating Euronext, to focus on its long-range goals by allowing such individuals to acquire a stake in Euronext.

Will I be required to pay for my Options?

The Options are granted to you in recognition of your services to Euronext, and do not require any cash payment. To purchase shares under the Options, however, you must pay the Exercise Price for the number of shares you wish to acquire.

How will I receive my Euronext Shares once I have exercised my Options?

Once you have validly exercised your Option through submitting to Euronext a duly completed Exercise Notice (attached as Annex G hereto) and payment in full of the aggregate Exercise Price due, Euronext will procure that the corresponding number of Euronext Shares will be transferred to a securities account of your preference. Please make sure that the relevant Exercise Notice clearly and correctly states all of your account details. If you do not yet have a securities account, please request your bank to open one well ahead of the projected exercise date.

What happens if I do not exercise my Options?

Your Options will lapse automatically at the seventh anniversary of the Grant Date, or upon termination of your employment with Euronext (except in the event of death, disability, retirement, or redundancy by reason of collective dismissal or company reorganisation, whichever is earlier).

V 05 September 2002

What do I need to do to accept or refuse the Options?

You need to return the Offer Response Form annexed to the Notice of Grant, before the ultimate response date stated on such Form. Beneficiaries who have not returned their Offer Response Forms in time shall be deemed to have accepted the Options granted to them and shall be taxed accordingly.

Will I be reimbursed by Euronext in respect of any taxation or other costs incurred in connection with the Options?

No. It is therefore imperative that you familiarise yourself with the tax and other financial consequences the grant of the Options may have in your situation.

Can I transfer my Options?

The Options are not transferable, but can be the object of a bequest and/or inheritance.

Can I pledge or otherwise encumber any or all of my Options?

No.

When do I acquire the rights of a shareholder?

As a holder of Options, you have none of the rights of a shareholder with respect to the shares covered by your Options. You will not acquire shareholder rights until you have received the applicable number of Euronext Shares.

When may I exercise my Options?

The Options are exercisable as from 36 months after the Grant Date, until expiry of the Options on the seventh anniversary of the Grant Date. Options can only be exercised during that period if you are still employed with Euronext at the time of exercise, or if your employment has been terminated earlier because of your death, disability or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation.

When will my Options expire?

The Options expire on the seventh anniversary of the Grant Date.

What form of payment is required when I exercise my Options?

The Exercise Price can only be paid in cash.

Do I need to exercise my Options all at once?

No, you may exercise your Options in instalments. However, a minimum of 100 Options per

V 05 September 2002

exercise applies, except when exercising all remaining Options.

The minimum amount of 100 Options per exercise does not apply to Option Holders that were granted less than 100 Options. These Option Holders may exercise less than 100 Options per exercise, provided that such Option Holder exercises his or her Options all at once.

What happens to my Options if my employment with Euronext terminates?

After the termination of your employment (other than by reason of your death, disability, or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation), you are no longer entitled to exercise your Options. Any exercise made during the Exercise Period prior to the termination of your employment, however, is not affected by such termination.

What happens to my Options if I die or become disabled?

Disability occurring once the Exercise Period has started does not affect the right to exercise the Options. In the event of your death within the Exercise Period, your Options may be exercised during a maximum period of six (6) months by the person or persons to whom the Options are transferred by the provisions of your will or the applicable laws of inheritance. These persons may exercise your Options in accordance with the terms and conditions of the Plan. In the event of death prior to the start of the Exercise Period, the said persons may still exercise the Options during six (6) months after your death.

Apart from the terms and conditions of the Plan, are there any other rules I must observe?

Yes. You must observe all internal Euronext rules regarding private investment transactions and insider trading, as well as all applicable laws, including but not limited to those concerning insider trading.

When can I sell my shares I received upon exercise of my Options?

You may sell or otherwise dispose of your shares immediately, provided that all applicable laws and internal regulations (notably on insider trading) applicable to Euronext employees and/or other persons who may have inside knowledge with respect to the Euronext Share, as the case maybe, are observed.

However, you should note that if you dispose of your shares within 4 years after the date the Option were granted, you will not be able to benefit from the favourable tax and social security regime (see below), save certain circumstances (dismissal or redundancy, retirement, disability or death).

Do I have the right to remain employed until my Options become exercisable?

Nothing in the Plan is intended to give any person the right to remain employed by any Euronext entity for any specific period. Both you and Euronext will have the right to terminate your employment at any time and for any reason, subject to any employment agreement that

V 05 September 2002

may apply, and subject to all applicable laws.

2.        Netherlands Taxation5

What is my tax position at grant or acceptance?

You will not pay any tax in respect of the Options at the time your Options are granted or at the time you accept your Options.

What is the tax position after grant?

Dutch tax law provides for two regimes of taxation: regime I and regime II.

Regime I:

Under regime I you will be taxed when the Options become unconditional. Taxation arises irrespective of you exercising all or part of your Options (in case of the death, disability or retirement before the third anniversary of grant this may be different). Additional taxation, other than perhaps Box III taxation, can be avoided.

Regime II:

Under regime II you will be taxed when you exercise your Options. You will also taxed if (and to the extent) there is an excess of the fair market value of the underlying Shares at grant over the Exercise Price and this excess is still present at that time the Options becomes unconditional. This amount will not be subject to tax again upon your exercise of the Options.

When will the Options become ‘unconditional’?

The Options will become ‘unconditional’ as soon as you can exercise your Options, or, if earlier, at your death, disability or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer).

And after that?

Regime I:

If you are taxed under Regime I, at the third anniversary of the grant (i.e. when the option was agreed upon) your Options - and after exercise your Shares - will become part of your taxable basis in box III (Schedule A).

5                              This brief summary of certain Dutch tax consequences related to the Euronext Employees Stock Option Plan 2002 under the Dutch tax laws in force and in effect as at the date hereof, and is subject to changes in Dutch law, including changes that could have retroactive effect. This summary has a general nature and is only intended to give general guidance and should be treated with corresponding caution. It cannot be relied upon with respect to Dutch tax consequences that are not specifically discussed herein. Any Dutch tax consequences due to the application of a special tax regime or special interpretation of the law, whether agreed by ruling or otherwise, are excluded from this summary. This summary only regards the employees who are resident and working in the Netherlands and are employed by Euronext N.V. or one of its Dutch resident subsidiaries. We recommend you to consult your own advisor in respect of the grant of Options to you.

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Regime II:

If you are taxed under Regime II after exercise your Shares will become part of your taxable basis in box III (Schedule A).

Under which regime will I be taxed?

If you make no election you will be taxed under regime I. If you wish to be taxed under regime II the competent tax inspector will have to be notified of this choice in a joint letter by yourself and your employer before the Options become unconditional.

Which regime should I choose?

Euronext explicitly refrains from any judgement with respect to the regime of taxation that you should choose. It may be advisable to consult your personal advisor as to the consequences of your choice.

On what basis is my taxable amount calculated?

Under regime I: The taxable amount at unconditional grant is calculated by reference to a formula. The additional taxation, if any, is the gain minus the amount already taxed.

Under regime II: You are taxed on the basis of your gain, which is the excess of the share value of the Option Shares over the exercise price of the Options.

At what rate am I taxed?

The progressive rates for employment income in Box I apply.

How is the tax paid?

Your employer will be obliged to pay the tax on your behalf. This creates a payable of yourself towards your employer. Your employer could deduct your tax out of your salary and/or require you to provide the necessary funds to pay the tax you owe. You may choose to sell some of your Shares immediately to cover your tax liability.

What is the tax position on the sale of your Shares?

A capital gain realised on the sale of your Shares will in itself not be subject to Dutch tax.

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ANNEX C

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ANNEX C

Euronext N. V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(Belgium)

Taxation of Stock Options

Below you will find a brief summary of the tax regime applicable to Belgian Beneficiaries in their capacity of employees or to individuals residing in Belgium under self-employed status with the Euronext Group. It is assumed that the latter do not operate via management- or other companies. It is furthermore assumed that the Options and Option Shares are held as a private investment and that the Options are granted with respect to professional activities carried on in Belgium.

The text is based on the Belgian and Dutch tax laws (and the interpretation thereof) as in force on the date this document is issued and applies subject to future amendments of laws (or changes in their interpretation), with retroactive effect if applicable. This text has a general nature and is only intended to give general guidance and should be treated with corresponding caution. It cannot be relied upon with respect to Belgian or Dutch tax consequences that are not specifically discussed herein. Any Belgian or Dutch tax consequences due to the application of a special tax regime or special interpretation of the law, whether agreed by ruling or otherwise, are excluded from this summary. You are recommended to consult your own tax advisor in respect of the grant of Options to you.

In the event of any conflict between the terms of this Annex C and the rules of the Plan and governing legislation, the rules and governing legislation shall prevail.

A.                       TAXATION OF THE BELGIAN OPTION HOLDERS ON THE GRANTING OF OPTIONS

The tax regime applicable to the Options granted to you for free under the Plan is the following:

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1.                         Taxable moment

a) Under the Law of 26 March 1999 concerning the Belgian Action Plan for Employment of 1998 and various provisions (hereinafter ‘the Options Law’), options granted to an employee constitute advantages in kind taxable at the moment of the attribution of the options. These advantages in kind will be taxed together and in the same way as all other professional income.

b) The Option Law provides that for tax purposes the attribution is deemed to take place on the sixtieth day following the date of the offer unless the employee has declined such offer in writing before the expiration of this term. Please note that under the Plan and for Belgian tax purposes the refusal must have reached the Grantor before the latter date. Therefore, if you do not refuse the offer, the Options will be validly attributed under the Plan and for Belgian tax purposes, and you will be taxed thereon, even if it would later appear that you cannot or do not actually exercise the Options.

2.                         Taxable benefit

a) The benefit, valued as a certain percentage (cfr. hereafter) of the tax value of the Euronext Shares at the moment of the offer, will constitute part of the Beneficiary’s professional income and will be taxable at the applicable progressive rate (to be increased by municipal surcharge generally varying from 5 to 8% of the tax due and the additional crisis tax.6 Such additional crisis tax has been abolished for individuals persons as from year income 2003).7

The Option Law provides that if the exercise price is lower that the tax value of the shares upon offer at the time of the offer – and the options are consequently ‘in the money’ – , such difference is to be added to the taxable benefit determined as a percentage of the value of the shares.

If the shares are listed, as are the Euronext Shares, the tax value of the shares to which the percentage is to be applied is, at the election of the grantor, the average list price of the shares during the thirty days preceding the offer or the closing list price of the day preceding the offer.

The Option Law provides that if the exercise price is lower than the tax value of the shares upon offer at the time of the offer – and the options are consequently ‘in the money’ –, such difference is to be added to the taxable benefit determined as a percentage of the value of the shares.

6                              For income earned during 2002, the rate of the crisis contribution depends on the amount of income of the tax payer. If his global taxable income is lower than EUR 29,747.24 (BEF 1,200,000,–), the applicable rate is reduced to 0. If his global taxable income lies between EUR 29,747.25 (BEF 1,200,000.–) and EUR 30,986.70 (BEF 1,250,000.–), the applicable rate is 1% multiplied by the difference between the taxable income and EUR 29,747.24 over EUR 1,239.46 (BEF 50,000) and if the taxpayer’s income exceeds EUR 30,986.70 (BEF 1,250,000), the applicable rate is 1%.

7                              As a result of the grant of the benefit, no social security will in principle be due if the exercise price of the options is not lower than the tax value of the share at the time of the offer and there is not at any time conferred a certain benefit to the beneficiary of the option (article 19, §2, 18° Royal Decree of 28 November 1969, as amended by the Royal Decree of 5 October 1999).

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Since, in the case at hand, Euronext Brussels S.A./N.V. nor any other Belgian resident company or branch of the Euronext group will intervene in the granting of the options in whatsoever way, no withholding tax will have to be withheld on the benefit resulting from participation to the Plan.

b) As a general rule, the applicable percentage is determined at 15% of the tax value of the shares, to be increased with 1% for each year or portion of a year that the options can be exercised after five years as of the date of the offer.

However, under certain conditions the percentage is reduced to 7.5%, to be increased with 0.5% for each year or portion of a year that the options can be exercised after five years as of the date of the offer. To benefit from this reduced percentage of 7.5%, the following conditions have to be met:

1° the exercise price of the options must be irrevocably ascertained at the time of the offer;

2° the option may not be exercised before the end of the third calendar year after the year in which the offer was made, nor after the end of the tenth calendar year after that in which the offer was made;

3° the option may not be transferable except by will or by the laws of descent and distribution;

4° the risk of a decrease in value of the underlying shares may not be covered either directly or indirectly by the person who grants the options, nor by a person with whom a connection of mutual dependence exists;

5° the option must relate to shares of the company on behalf of which the professional activity is performed, or to shares of another company which has a direct or indirect participation in the first-mentioned company.

If the stock option plan does not meet the second or the third condition, the Law authorizes that the employees commit themselves to respect the above-mentioned conditions, so that the employees may still benefit from the preferential rate.

As the Plan does not meet the second above-mentioned condition, the applicable valuation rate should in principle be 17% (=15% + (2*1%)). If the Exercise Price is lower than the tax value of the Euronext Shares (determined as the average list price of 30 calendar days preceding the offer), the Options will be in-the-money. Consequently, the difference between the Exercise Price and the tax value of the Euronext Shares will have to be added to the taxable benefit.

In order to benefit from the beneficial valuation rate of 8.5% (=7.5% + (2*0.5%)), you could commit yourself in writing not to exercise the Options before the end of the third calendar year after which the notice of grant has been sent, by returning the Waiver Form attached as Annex H hereto and to be attached to the notice of grant.

If you would no longer respect the above-mentioned commitment, the normal rate will become applicable and you will consequently have to pay taxes on another 8.5% of

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the above-mentioned tax value of the shares at ordinary progressive income tax rates.

B.                       TAX REGIME OF SHARES ACQUIRED UPON EXERCISING THE OPTIONS

1.                         Dutch taxation

This paragraph outlines in general certain Dutch tax consequences for Belgian Option Holders who will hold Option Shares.

This paragraph assumes that none of the Belgian Beneficiaries or Belgian holders of Option Shares will have a substantial interest in Euronext N.V.8

a)                        Withholding tax

Dividends distributed by Euronext N.V. generally are subject to a withholding tax imposed by the Netherlands at a rate of 25%.

The expression “dividends” as used in this paragraph includes, but is not limited to:

(i)                       distributions in cash or in kind, deemed and constructive distributions and repayments of paid-in capital not recognised for Dutch dividend withholding tax purposes;

(ii)                    liquidation proceeds, proceeds of redemption of the shares or, as a rule, considerations for the repurchase of shares in excess of the average paid-in capital recognised for Dutch dividend withholding tax purposes;

(iii)                 the par value of shares issued to a holder of shares or an increase of the par value of the shares, as the case may be, to the extent that it does not appear that a contribution, recognised for Dutch dividend withholding tax purposes, has been made or will be made; and

(iv)                partial repayment of paid-in capital, recognised for Dutch dividend withholding tax purposes, if and to the extent that there are net profits (“zuivere winst”).

If an individual that is a recipient of dividends distributed by Euronext N.V. is not a

8                              Generally, a holder of shares will have a substantial interest if such holder, alone or together with his or her spouse holds, directly or indirectly: (a) the ownership of, or certain other rights over, shares representing 5% or more of the total issued and outstanding capital (or the issued and outstanding capital of any class of shares) of a company which has capital divided into shares and which is a resident of the Netherlands (“a Company”); or (b) rights to acquire shares, whether or not already issued, that represent at any time (and from time to time) 5% or more of the total issued and outstanding capital (or the issued and outstanding capital of any class of shares) of a Company; or (c) the ownership of certain profit participating certificates that relate to 5% or more of annual profit and/or to 5% or more of liquidation proceeds of a Company. A deemed substantial interest is present if (part of) a substantial interest has been disposed of, or is deemed to have been disposed of, on a non-recognition basis. A deemed substantial interest is also present if a holder of shares does not, but his or her spouse or certain other relatives (including foster children) do have a substantial interest. The above description does not cover all possible situations where a substantial interest or a deemed substantial interest may exist.

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resident or a deemed resident in the Netherlands, but is a resident for tax purposes in Belgium, the following may apply. Under the double taxation convention that is in effect between Belgium and the Netherlands, such recipient may, under the terms of that double taxation convention, be eligible for a reduction of this rate to 15% of the dividends by way of a partial exemption or refund. Pursuant to that taxation convention a number of formalities are required for the application of such partial exemption or refund.9

b)                        Income tax

Belgian holders of Euronext Shares should not be subject to Dutch income tax on income or capital gains in respect of the Shares, provided that such holder:

(i)                       is not a resident of the Netherlands and has not elected to be treated as a resident of the Netherlands for tax purposes;

(ii)                    does not have an enterprise, or an interest in an enterprise, which is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which or to whom the Euronext Shares or payments in respect of the Shares are attributable; and

(iii)                 is not entitled to a share in the profits of an enterprise effectively managed in the Netherlands, other than by way of the holding of shares or through an employment contract, to which enterprise the Euronext Shares or payments in respect of the Euronext Shares are attributable; and

(iv)                does not carry out and has not carried out employment activities in the Netherlands with which the holding of or income derived from the Euronext Shares is connected.

2.        Belgian taxation

a)                        Income tax: taxation of dividends for individual investors who are resident in Belgium and who are holding the Shares as a private investment

Taxation in the Netherlands (see Chapter B.1 above) is, according to article 10 of the Income Tax Treaty, reduced to 15% of the gross amount of the dividends, provided that a number of formalities and conditions are met.

For Belgian income tax purposes, dividends include among others: (i) all benefits from shares attributed to the shareholders by or on behalf of Euronext N.V., in any form whatsoever; and (ii) reductions of statutory capital (to the extent that the capital reduction would not qualify as a tax exempt reduction of fiscal capital in the meaning of article 18, 2° I.T.C.).

Under current Belgian tax law, liquidation and redemption proceeds do not constitute

9                              The Netherlands and Belgium have negotiated a new tax treaty that has not yet come into effect, but may become effective as of 1 January 2003 or thereafter. Under this treaty the same percentage of the reduction applies.

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personal property income for Belgian resident individual investors. 10

If an individual collects Dutch source dividends through a Belgian paying agent, the agent must withhold Belgian withholding tax at the rate of 25% on the gross amount of the dividends after deduction of Dutch withholding tax.11 The Belgian withholding tax is the final tax. Dividends, which have been subject to withholding tax, must not be reported in the individual’s annual income tax return.

If the dividends are collected directly abroad, the beneficiary must report them in his annual tax return. If reported, the dividends will be taxed at a rate of 25%, or at the applicable progressive income tax rate, if lower. Reporting the dividends also has as a consequence that the amount of income tax payable will be increased by municipal surcharge generally varying from 5% to 8% of the tax due.

There is no tax credit for foreign taxes.

b)                        Income tax: taxation of capital gains for individual investors who are resident in Belgium, and who are holding the Shares as a private investment

According to article 13 of the Income Tax Treaty, capital gains realised by a Belgian resident individual investor are in principle not subject to taxation in the Netherlands. According to article 42, § 2 of the Option Law, capital gains realised when exercising the Options or the Option Shares will not be taxable as professional income in Belgium. The subsequent sale of the Shares is in principle a transaction taking place in the usual management of a private estate and the capital gain generated by such sale does not give rise to taxation.

c)                         Stock exchange tax

Provided that no professional intermediaries intervene in the transaction in Belgium, the delivery of the Option Shares is exempted from the tax on stock exchange transaction. If professional intermediaries intervene, Belgian residents are subject to the tax on stock exchange transactions in the amount of 0,17% -but limited to EUR 250,00 per transaction- on each subsequent sale and purchase of Shares in Belgium. In the event of subscription of shares, the tax equals 0.35% of the subscription price. This tax is limited to an amount of EUR 250,00 per transaction.

10                         Under proposed law, liquidation and redemption proceeds are characterised as dividends subject to a reduced withholding tax of 10%.

11                         The rate of 25% will, however, be reduced to 15% if the shares attributed to the Option Holders are so-called VVPR Shares (Verlaagde Voorheffing/Précompte Réduit). To benefit from this reduced rate, a number of conditions must be fulfilled, e.g. the shares may only be issued after 1 January 1994.

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Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(Belgium)

Q&A

1.                         General

What is the purpose of the Plan?

Purpose of the Plan is to promote the long-term success of Euronext by encouraging the employees that have assisted in creating Euronext, to focus on its long-range goals by allowing such individuals to acquire a stake in Euronext.

Will I be required to pay for my Options?

The Options are granted to you in recognition of your services to Euronext, and do not require any cash payment. To purchase shares under the Options, however, you must pay the Exercise Price for the number of shares you wish to acquire.

How will I receive my Euronext Shares once I have exercised my Options?

Once you have validly exercised your Option through submitting to Euronext a duly completed Exercise Notice (attached as Annex G hereto) and payment in full of the aggregate Exercise Price due, Euronext will procure that the corresponding number of Euronext Shares will be transferred to a securities account of your preference. Please make sure that the relevant Exercise Notice clearly and correctly states all of your account details. If you do not yet have a securities account, please request your bank to open one well ahead of the projected exercise date.

What happens if I do not exercise my Options?

Your Options will lapse automatically at the seventh anniversary of the Grant Date, or upon termination of your employment with Euronext (except in the event of death, disability, retirement, or redundancy by reason of collective dismissal or company reorganisation, whichever is earlier).

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What do I need to do to accept or refuse the Options?

You need to return the Offer Response Form annexed to the Notice of Grant, before the ultimate response date stated on such Form. Beneficiaries who have not returned their Offer Response Forms in time shall be deemed to have accepted the Options granted to them and shall be taxed accordingly.

Will I be reimbursed by Euronext in respect of any taxation or other costs incurred in connection with the Options?

No. It is therefore imperative that you familiarise yourself with the tax and other financial consequences the grant of the Options may have in your situation.

Can I transfer my Options?

The Options are not transferable, but can be the object of a bequest and/or inheritance.

Can I pledge or otherwise encumber any or all of my Options?

No.

When do I acquire the rights of a shareholder?

As a holder of Options, you have none of the rights of a shareholder with respect to the shares covered by your Options. You will not acquire shareholder rights until you have received the applicable number of Euronext Shares.

When may I exercise my Options?

The Options are exercisable as from 36 months after the Grant Date, until expiry of the Options on the seventh anniversary of the Grant Date. Options can only be exercised during that period if you are still employed with Euronext at the time of exercise, or if your employment has been terminated earlier because of your death, disability, retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation.

You should note, however, that in order to benefit from the reduced valuation rate provided by Belgian tax laws, you must commit yourself in writing not to exercise the Options prior to the end of the third calendar year after that in which the notice of grant will be sent.

In this respect, you are invited to return the Waiver Form attached as Annex H hereto.

When will my Options expire?

The Options expire on the seventh anniversary of the Grant Date.

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What form of payment is required when I exercise my Options?

The Exercise Price can only be paid in cash.

Do I need to exercise my Options all at once?

No, you may exercise your Options in instalments. However, a minimum of 100 Options per exercise applies, except when exercising all remaining Options.

The minimum amount of 100 Options per exercise does not apply to Option Holders that were granted less than 100 Options. These Option Holders may exercise less than 100 Options per exercise, provided that such Option Holder exercises his or her Options all at once.

What happens to my Options if my employment with Euronext terminates?

After the termination of your employment (other than by reason of your death, disability, or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation), you are no longer entitled to exercise your Options. Any exercise made during the Exercise Period prior to the termination of your employment, however, is not affected by such termination.

What happens to my Options if I die or become disabled?

Disability occurring once the Exercise Period has started does not affect the right to exercise the Options. In the event of your death within the Exercise Period, your Options may be exercised during a maximum period of six (6) months by the person or persons to whom the Options are transferred by the provisions of your will or the applicable laws of inheritance. These persons may exercise your Options in accordance with the terms and conditions of the Plan. In the event of death prior to the start of the Exercise Period, the said persons may still exercise the Options during six (6) months after your death. It must be noted that the exercise of the Options prior to the end of the third calendar year after the date of grant will trigger the taxation, at ordinary rates, of an additional benefit valued at 8.5% of the tax value of the Shares at the moment of the offer.

Apart from the terms and conditions of the Plan, are there any other rules I must observe?

Yes. You must observe all internal Euronext rules regarding private investment transactions and insider trading, as well as all applicable laws, including but not limited to those concerning insider trading.

When can I sell my shares I received upon exercise of my Options?

You may sell or otherwise dispose of your shares immediately, provided that all applicable laws and internal regulations (notably on insider trading) applicable to Euronext employees and/or other persons who may have inside knowledge with respect to the Euronext Share, as the case may be, are observed.

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Do I have the right to remain employed until my Options become exercisable?

Nothing in the Plan is intended to give any person the right to remain employed by any Euronext entity for any specific period. Both you and Euronext will have the right to terminate your employment at any time and for any reason, subject to any employment agreement that may apply, and subject to all applicable laws.

2.        Belgian Taxation12

What is my tax position at grant or acceptance?

The benefits in kind resulting from the granting of the Options will be taxable on the sixtieth day following the date of the granting of the Options unless you refuse the offer in writing before the expiration of this term. You are therefore invited to return the Offer Response Form attached to the Notice of Grant to Euronext NV no later than the date to be indicated in the Notice of Grant.

What happens if I do not refuse the offer in writing before the expiration of the 60th day following the date of the offer?

Even if you did not want to accept the Options, they will be deemed to be validly attributed and you will be taxed thereon, irrespective of whether you cannot or do not actually exercise the Options.

How will I be taxed?

The benefit, valued as a certain percentage of the tax value of the Shares at the moment of the offer, will be taxable in the same way as your other professional income and will be taxed at the applicable progressive income tax rate to be increased by municipal surcharge generally varying from 5 to 8% of the tax due and for the income year 2002, the additional crisis tax of 1% of tax due if your global taxable income exceeds EUR 30,986.70. As of income year 2003, there will be no additional crisis tax anymore.

No professional withholding taxes will be withheld at the moment of the granting of the Options. This implies that the taxes will have to be paid at the moment you receive your notice of assessment with respect to the income year 2002 (year of assessment 2003).

What will be taxed?

As a general rule, the taxable benefit will be valued at 20% of the tax value of the Shares, i.e. the average list price of the Euronext Share over the last 30 calendar days preceding the date

12                         The information provided in this Annex C is intended as general guidance only (and does not constitute formal advice) and relates only to employees resident in Belgium at the relevant time. It is not a full description of all the circumstances in which a tax or social security liability may arise in relation to your options and/or the shares acquired by you under the scheme. Tax laws may change from time to time. You should also note that you are personally responsible for meeting all tax costs and social security charges arising on either the grant, vesting or exercise of options or the sale of shares after exercise. You are therefore strongly recommended to consult a professional tax adviser before exercising your options or selling your shares.

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of the Notice of Grant. If, however, you commit yourself in writing not to exercise your Options before the end of the third calendar year after the year in which the notice of grant will be sent, the applicable percentage will be reduced to 8.5%.

To this purpose, you are invited to return the Waiver Form attached as Annex H hereto.

In addition, if the Options are in the money, i.e. the Exercise Price is higher than the tax value, the difference between the Exercise Price and the tax value has to be added to the taxable benefit.

What happens if I do not longer respect my commitment not to exercise my Options before or after the dates indicated in the notice of grant?

You will be taxed on another 8.5% of the tax value of the Shares at ordinary income tax rates.

What is my tax position at the moment I exercise my Options?

You will not be taxed anymore at the time of exercise of your Options.

What is my tax position at the moment I dispose of the Shares I acquired pursuant to the exercise of my Options?

You will, in principle, not be taxed on the capital gains you realize on the disposal of your Shares.

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ANNEX D

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ANNEX D

Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(Portugal)

Taxation of Stock Options

Below you will find a brief summary of certain Portuguese tax consequences related to the Euronext Employees Stock Option Plan 2002 under the Portuguese tax laws in force and in effect as at the date hereof, which is subject to changes in Portuguese law, including changes that could have retroactive effect. This summary has a general nature and is only intended to give general guidance and should be treated with corresponding caution. It can not be relied upon with respect to Portuguese tax consequences that are not specifically discussed herein. Any Portuguese tax consequences due to the application of a special tax regime or special interpretation of the law, whether agreed by ruling or otherwise, are excluded from this summary. This summary only regards the employees who are resident and working in Portugal and are employed by Euronext Lisbon S.G.M.R. or its subsidiaries. We recommend you to consult your own advisor in respect of the grant of Options to you, especially in case you are an expatriate employee working in France, the Netherlands, Belgium or the United Kingdom.

This summary first outlines in a general fashion the taxation under the Euronext plan. The summary also includes a general outline of the Portuguese tax rules in respect of options granted to Employees who are residents in Portugal for tax purposes and who are subject to Portuguese individual income tax (IRS) and who work in Portugal.

In the event of any conflict between the terms of this Annex D and the rules of the Plan and governing legislation, the rules and governing legislation shall prevail.

1.                         The Euronext Plan

Options are considered to be salary. The tax rates are the same as those applying to your cash salary; progressive rates with a maximum rate of 40% being applicable to income over € 51,251.48.

Under the Euronext Plan you will not have to pay tax at grant or at acceptance. Taxation will only occur at the moment the Options are exercised.

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Under the relevant regime, the difference between the market value (stock price) of the Euronext Shares and the Exercise Price of the Options will be taxed for IRS purposes, as income from employment (maximum rate 40%). Said income is not subject to withholding tax, being included in the employees remuneration receipt as a remuneration in kind apart from the salary subject to withholding tax.

Provided the Options are not granted on a regular basis, no social security contributions are due.

2.                         Portuguese tax rules

According to Portuguese law, any benefit granted by the employer to the employees under a Stock Option Plan is taxable as labour income in kind. For such purposes, employer is any entity that pays or bears the cost of the plan as long as such entity belongs to the Group of companies of the employer, regardless of respective residency.

Employee is not only the individual that has the labour contract with the employer but also any other member of the family of the former.

The taxable benefits include not only the exercise of the Options attributed but also the sale or renunciation of the Options in favour of the employer, being taxable in this latter case the positive difference between the amount paid by the employer to acquire or remunerate the employee for the renunciation, and the amount previously paid by the latter for such rights.

Also the resale of the Option Shares to the employer will be treated as income from employment, in this case being taxable the positive difference between the price for such sale and the market price considered at the moment the option to acquire the Shares now sold has been exercised.

Taxable income will be subject to the IRS progressive rates for employment income, with a maximum rate of 40% being applicable to income over € 51,251.48.

Income deriving from the sale of Option Shares to third entities, other than the employer, will be treated as capital gain being subject to IRS, under the above described conditions.

The assessment of capital gains is determined by the difference between the sale amount (free from any sales related charges) and the stock price determined at the moment the option to acquire the Shares now sold has been exercised. The FIFO criteria is applicable.

According to Law 109-B/2001, of 27 December, capital gains arising from shares acquired as from 1 January 2003 will be taxed taking into consideration the net positive balance between the yearly assessed capital gains and losses made on the sale of shares (and other financial assets), only 50% of the said net positive balance being considered for the purpose of the IRS due at the progressive rates above

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referred.

If the net positive balance is less than € 2,500, the capital gain in question will not be subject to IRS taxation. Notwithstanding, this amount should still be considered for the purposes of determining the applicable IRS tax rate.

Provided the Option Shares are deposited in a bank or other financial institutions located in Portugal, capital gains will be subject to a 10% withholding tax, the amount withheld being considered as payment on account of the final income tax due.

However, one should note that according to Law 16-B/2002, of 31 May, the Portuguese Government has been authorised to change the above tax regime so as to exempt from IRS capital gains arising from the disposal of shares which have been held for more than 12 months.

Under this new regime, if the 12 month period is not satisfied, capital gains will be taxed at a 10% flat rate on any positive balance between the assessed capital gains and losses made on the sale of financial assets in a given year. Capital gains should still be determined by calculating the difference between the sale price (less any sales related charges) and the acquisition cost of the shares.

Dividends distributed by Euronext N.V. to Portuguese employees can be subject to a maximum 10% withholding tax in The Netherlands in accordance with the Portugal/The Netherlands Tax Treaty. The employee should disclose the dividends in his final income tax return, being the same added to the other income derived by the individual for the year and tax will be calculated on the total taxable income for the year at progressive rates up to 40%, as referred above. Portugal, as the residence country, gives a credit for Dutch withholding tax on the dividends against the Portuguese tax on the same income. However, this credit cannot exceed the Portuguese tax on the dividends.

If the dividends arising from Euronext N.V. shares are paid to Portuguese employees by a paying agent resident in Portugal (e.g. a bank), these dividends will be subject to a 15% Portuguese withholding tax. The employee should disclose the dividends in his final income tax return in the same manner above described. The 15% withholding tax should be considered as a payment on account of the final tax due and therefore set off against the final tax due or reimbursed if no final tax is payable or the same is lower than the 15% suffered.

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Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(Portugal)

Q&A

1.                         General

What is the purpose of the Plan?

Purpose of the Plan is to promote the long-term success of Euronext by encouraging the employees that have assisted in creating Euronext, to focus on its long-range goals by allowing such individuals to acquire a stake in Euronext.

Will I be required to pay for my Options?

The Options are granted to you in recognition of your services to Euronext, and do not require any cash payment. To purchase shares under the Options, however, you must pay the Exercise Price for the number of shares you wish to acquire.

How will I receive my Euronext Shares once I have exercised my Options?

Once you have validly exercised your Option through submitting to Euronext a duly completed Exercise Notice (attached as Annex G hereto) and payment in full of the aggregate Exercise Price due, Euronext will procure that the corresponding number of Euronext Shares will be transferred to a securities account of your preference. Please make sure that the relevant Exercise Notice clearly and correctly states all of your account details. If you do not yet have a securities account, please request your bank to open one well ahead of the projected exercise date.

What happens if I do not exercise my Options?

Your Options will lapse automatically at the seventh anniversary of the Grant Date, or upon termination of your employment with Euronext (except in the event of death, disability or retirement, or redundancy by reason of collective dismissal or company reorganisation,

V 05 September 2002

whichever is earlier).

What do I need to do to accept or refuse the Options?

You need to return the Offer Response Form annexed to the Notice of Grant, before the ultimate response date stated on such Form. Beneficiaries who have not returned their Offer Response Forms in time shall be deemed to have refused the Options granted to them.

Will I be reimbursed by Euronext in respect of any taxation or other costs incurred in connection with the Options?

No. It is therefore imperative that you familiarise yourself with the tax and other financial consequences the grant of the Options may have in your situation.

Can I transfer my Options?

The Options are not transferable, but can be the object of a bequest and/or inheritance.

Can I pledge or otherwise encumber any or all of my Options?

No.

When do I acquire the rights of a shareholder?

As a holder of Options, you have none of the rights of a shareholder with respect to the shares covered by your Options. You will not acquire shareholder rights until you have received the applicable number of Euronext Shares.

When may I exercise my Options?

The Options are exercisable as from 36 months after the Grant Date, until expiry of the Options on the seventh anniversary of the Grant Date. Options can only be exercised during that period if you are still employed with Euronext at the time of exercise, or if your employment has been terminated earlier because of your death, disability, retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation.

When will my Options expire?

The Options expire on the seventh anniversary of the Grant Date.

What form of payment is required when I exercise my Options?

The Exercise Price can only be paid in cash.

Do I need to exercise my Options all at once?

No, you may exercise your Options in instalments. However, a minimum of 100 Options per

V 05 September 2002

exercise applies, except when exercising all remaining Options.

The minimum amount of 100 Options per exercise does not apply to Option Holders that were granted less than 100 Options. These Option Holders may exercise less than 100 Options per exercise, provided that such Option Holder exercises his or her Options all at once.

What happens to my Options if my employment with Euronext terminates?

After the termination of your employment (other than by reason of your death, disability, or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation), you are no longer entitled to exercise your Options. Any exercise made during the Exercise Period prior to the termination of your employment, however, is not affected by such termination.

What happens to my Options if I die or become disabled?

Disability occurring once the Exercise Period has started does not affect the right to exercise the Options. In the event of your death within the Exercise Period, your Options may be exercised during a maximum period of six (6) months by the person or persons to whom the Options are transferred by the provisions of your will or the applicable laws of inheritance. These persons may exercise your Options in accordance with the terms and conditions of the Plan. In the event of death prior to the start of the Exercise Period, the said persons may still exercise the Options during six (6) months after your death.

Apart from the terms and conditions of the Plan, are there any other rules I must observe?

Yes. You must observe all internal Euronext rules regarding private investment transactions and insider trading, as well as all applicable laws, including but not limited to those concerning insider trading.

When can I sell my shares I received upon exercise of my Options?

You may sell or otherwise dispose of your shares immediately, provided that all applicable laws and internal regulations (notably on insider trading) applicable to Euronext employees and/or other persons who may have inside knowledge with respect to the Euronext Share, as the case maybe, are observed.

However, you should note that if you dispose of your shares within 4 years after the date the Option were granted, you will not be able to benefit from the favourable tax and social security regime (see below), save certain circumstances (dismissal or redundancy, retirement, disability or death).

Do I have the right to remain employed until my Options become exercisable?

Nothing in the Plan is intended to give any person the right to remain employed by any Euronext entity for any specific period. Both you and Euronext will have the right to terminate your employment at any time and for any reason, subject to any employment agreement that

V 05 September 2002

may apply, and subject to all applicable laws.

2.                         Portuguese Taxation13

What is my tax position at grant or acceptance?

You will not pay any tax in respect of the Options at the time your Options are granted or at the time you accept your Options.

What is the tax position after grant?

Individual income tax (IRS) will only be due at the moment the Options are exercised and provided the Option value is below market price.

Besides IRS, the exercise of the Options may also trigger social security contributions.

However, it may be possible to avoid paying such contributions provided the Options are not attributed on a regular basis. Although the Law does not specify what is deemed as a regular basis, it is commonly understood that stock option plans are usually qualified as irregular bonus and therefore, exempt from social security contributions.

On what basis is my taxable amount calculated?

You are taxed for IRS and social security purposes (except in the case of directors, managers and other board members, where the social security overall basis is limited to 12 times the national minimum salary) on the basis of your gain, which is the difference between the stock price of the Euronext Shares and the Exercise Price of the Options you exercise.

At what rate am I taxed?

At the IRS progressive rates for employment income, with a maximum rate of 40% being applicable to income over €51,251.48.

If social security contributions are due, you are taxed at a rate of 11% (10% in case of directors, managers or other board members, limited to 12 times the national minimum salary).

How is the tax paid?

13                         This brief summary of certain Portuguese tax consequences related to the Euronext Employees Stock Option Plan 2002 under the Portuguese tax laws in force and in effect as at the date hereof, and is subject to changes in Portuguese law, including changes that could have retroactive effect. This summary has a general nature and is only intended to give general guidance and should be treated with corresponding caution. It cannot be relied upon with respect to Portuguese tax consequences that are not specifically discussed herein. Any Portuguese tax consequences due to the application of a special tax regime or special interpretation of the law, whether agreed by ruling or otherwise, are excluded from this summary. This summary only regards the employees who are resident and working in Portugal and are employed by Euronext Lisbon S.G.M.R. or its subsidiaries. We recommend you to consult your own advisor in respect of the grant of Options to you, especially if you are an expatriate employee working in France, the Netherlands, Belgium or the United Kingdom.

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In case of IRS due, the tax will be paid by yourself after filing the competent tax return and upon assessment made by the Portuguese Tax Authorities. This also applies in case of capital gains arising from the sale of your shares except in what regards the 10% withholding tax payable in case the Option Shares are deposited in a Portuguese bank or other financial institution.

In case social security contributions are due, your employer will be responsible for collecting and paying the amounts due on your behalf.

What is the tax position on the sale of your Shares?

Income deriving from the sale of Option Shares will be treated as a capital gain provided the same are not acquired by Euronext Lisbon S.G.M.R. or by other group companies. In this latter case, capital gains so realised will be treated for IRS purposes as income from employment being applicable the above described conditions.

The assessment of capital gains arising from the sale of Option Shares to third parties is determined by the difference between the sale amount (free from any sales related charges) and the stock price determined at the moment the option to acquire the Shares now sold has been exercised. The FIFO criteria is applicable.

According to Law 109-B/2001, of 27 December, capital gains will be taxed according to the net positive balance between the yearly assessed capital gains and losses made on the sale of shares (and other financial assets), only 50% of the said net positive balance being considered for the purpose of the IRS due at the progressive rates above referred.

If the net positive balance is less than €2,500, the capital gain in question is not subject to IRS taxation. Notwithstanding, this amount should still be considered for the purposes of determining the applicable IRS tax rate.

Provided the Option Shares are deposited in a bank or other financial institutions located in Portugal, capital gains will be subject to a 10% withholding tax the amount withheld, being considered as payment on account of the final income tax due.

However, one should note that according to a recent authorisation granted by the National Parliament to Portuguese Government, it is expected that the above tax regime is considerably changed so as to exempt from IRS capital gains arising from the disposal of shares which have been held for more than 12 months.

Under this new regime, if the 12 month period is not satisfied, capital gains will be taxed at a 10% flat rate on any positive balance between the assessed capital gains and losses made on the sale of financial assets in a given year. Capital gains should still be determined by calculating the difference between the sale price (less any sales related charges) and the acquisition cost of the shares.

The sale gain obtained will be exempt from social security contributions.

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ANNEX E

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ANNEX E

Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(United Kingdom)

Taxation of Stock Options

The advice given set out below is intended to be for general guidance only and relates only to employees resident and ordinarily resident in the United Kingdom. It is not a full description of all the circumstances in which a tax or security liability may arise in relation to your approved and unapproved options and/or the shares acquired by you under the Plan. Tax laws may change from time to time. You should also note that you are personally responsible for meeting all tax costs and social security charges arising in connection with your approved and unapproved options or the sale of shares after exercise. You are therefore strongly recommended to consult a professional tax adviser before exercising your approved and unapproved options or selling your shares.

In the event of any conflict between the terms of this Annex E and the rules of the Plan and the rules of the UK Approved Schedule (in the case of approved options) and governing legislation, the rules and governing legislation shall prevail.

The Euronext Plan

You will be informed whether your Option is an approved option granted under the UK Schedule to the Euronext Employees Stock Option Plan 2002 (an “Approved Option”) or whether your Option will be unapproved for tax purposes (an “Unapproved Option”).

Income Tax and National Insurance Contributions

In the case of an Approved Option, no income tax or social security charges will be due, provided that the Approved Option is not exercised within 3 years of the Grant Date and provided you have not previously exercised any other option not being a savings-related share option approved by the UK Inland Revenue with the period of three years prior to the date of exercise in circumstances in which you obtained tax relief.

If you choose to exercise an Approved Option within the period of three years from the Grant Date or have previously exercised an option approved by the UK Inland Revenue within the period of three years prior to the date of exercise in circumstances in which you obtained tax

V 05 September 2002

relief you will be liable to income tax on the difference between the market value of the Euronext Shares on the date of exercise and the Exercise Price at your marginal rate. For the tax year 2002/3 income tax is charged at 22% for basic rate tax payers and 40% for higher rate tax payers. No Social Security charges are due on the exercise of Approved Options.

On the exercise of an Unapproved Option the difference between the market value of the Euronext Shares on the date of exercise and the Exercise Price is subject to income tax. You will be liable to pay income tax at your marginal rate. For the tax year 2002/3 income tax is charged at 22% for basic rate tax payers and 40% for higher rate tax payers.

On the exercise of an Unapproved Option, social security contributions (National Insurance contributions) may also be due.

Capital Gains Tax

Euronext Shares are treated as acquired for capital gains tax purposes when an Option is exercised.

When Euronext Shares acquired by the exercise of an Option are disposed of, any capital gain is chargeable to capital gains tax.

On the sale of Euronext Shares acquired on the exercise of an Approved Option, where income tax was not due on exercise, you will be charged to capital gains tax on any difference between the Exercise Price and the proceeds of sale. Where income tax was due on the exercise of your Approved Options, you will be charged to capital gains tax on any difference between the sale proceeds and the market value of the Euronext Shares on the date of exercise. The rates of capital gains tax for the 2002/3 tax year are 20% for basic rate tax payers and 40% for higher rate payers.

On the sale of Euronext Shares acquired on the exercise of an Unapproved Option, you will be charged to capital gains tax on any difference between the sale proceeds and the market value of the Euronext Shares on the date of exercise.

Taper Relief

Where you remain employed within the Euronext group and sell Euronext Shares, your chargeable gain will be reduced by 50% after one year and 75% after two years from the date you acquire the Euronext Shares. Any gains will then be subject to the annual personal exemption (£7,700 for the tax year 2002/3).

Dividends

If any dividends are declared on the Euronext Shares held following exercise, the dividends will be chargeable to income tax at 10% for lower rate tax payers and 32.5% for higher rate tax payers. No Social Security charges arise on dividends declared.

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Secondary National Insurance (Unapproved Options)

Your Unapproved Options have been granted to you on terms that you will if required reimburse your employing company for any employer’s secondary national insurance contributions arising on the exercise, assignment, cancellation or release of the Unapproved Option. You will need to agree to this arrangement by entering into an election or agreement with your employing company which will be provided to you in due course.

You will not be allowed to exercise your Unapproved Option unless and until such election or agreement has been entered into.

A special tax relief for employees who agree to meet their employer’s secondary NIC liability is available. You will be able to claim a deduction for the employer’s secondary NIC liability in calculating the income tax chargeable on the exercise of the Unapproved Option.

V 05 September 2002

Euronext N.V.

Euronext Employees Stock Option Plan 2002

Relevant Country Annex
(United Kingdom)

Q&A

1.        General

What is the purpose of the Plan?

The purpose of the Plan is to promote the long-term success of Euronext by encouraging the employees that have assisted in creating Euronext, to focus on its long-range goals by allowing such individuals to acquire a stake in Euronext.

Will I be required to pay for my Options?

The Options are granted to you in recognition of your services to Euronext, and do not require any cash payment. To purchase shares under the Options, however, you must pay the Exercise Price for the number of shares you wish to acquire.

How will I receive my Euronext Shares once I have exercised my Options?

Once you have validly exercised your Option through submitting to Euronext a duly completed Exercise Notice (attached as Annex G hereto) and payment in full of the aggregate Exercise Price due, Euronext will procure that the corresponding number of Euronext Shares will be transferred to a securities account of your preference. Please make sure that the relevant Exercise Notice clearly and correctly states all of your account details. If you do not yet have a securities account, please request your bank to open one well ahead of the projected exercise date.

What happens if I do not exercise my Options?

Your Options will lapse automatically at the seventh anniversary of the Grant Date, or

V 05 September 2002

upon termination of your employment with Euronext (except in the event of death, disability or retirement or redundancy by reason of collective dismissal or company reorganisation, whichever is earlier).

Will I be reimbursed by Euronext in respect of any taxation or other costs incurred in connection with the Options?

No. It is therefore imperative that you familiarise yourself with the tax and other financial consequences of being granted or exercising an Option.

Can I transfer my Options?

The Options are not transferable save in the event of death when they may be exercised by your personal representatives.

Can I pledge or otherwise encumber any or all of my Options?

No.

When do I acquire the rights of a shareholder?

As a holder of Options, you have none of the rights of a shareholder with respect to the shares covered by your Options. You will not acquire shareholder rights until you have exercised your Options and received the relevant number of Euronext Shares.

When may I exercise my Options?

The Options are exercisable as from 36 months after the Grant Date, until expiry of the Options on the seventh anniversary of the Grant Date. Options can only be exercised during that period if you are still employed with Euronext at the time of exercise, or if your employment has been terminated earlier because of your death, disability, retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation.

When will my Options expire?

The Options expire on the seventh anniversary of the Grant Date.

What form of payment is required when I exercise my Options?

The Exercise Price can only be paid in cash.

Do I need to exercise my Options all at once?

No, you may exercise your Options in instalments. However, a minimum of 100 Options per exercise applies, except when exercising all remaining Options (when you hold less

V 05 September 2002

than 100 Options).

The minimum amount of 100 Options per exercise does not apply to Option Holders that were granted less than 100 Options. These Option Holders may exercise less than 100 Options per exercise, provided that such Option Holder exercises his or her Options all at once.

What happens to my Options if my employment with Euronext terminates?

After the termination of your employment (other than by reason of your death, disability, or retirement at the age at which you are bound or entitled to retire (or such other age at which you retire by agreement with your employer) or redundancy by reason of collective dismissal or company reorganisation), you are no longer entitled to exercise your Options. Any exercise made during the Exercise Period prior to the termination of your employment, however, is not affected by such termination.

What happens to my Options if I die or become disabled?

Disability occurring once the Exercise Period has started does not affect the right to exercise the Options. In the event of your death within the Exercise Period, your Options may be exercised during a maximum period of six (6) months by the person or persons to whom the Options are transferred by law. Such persons may exercise your Options in accordance with the terms and conditions of the Plan. In the event of death prior to the start of the Exercise Period, such persons may still exercise the Options during the six (6) months after your death.

Apart from the terms and conditions of the Plan, are there any other rules I must observe?

Yes. You must observe all internal Euronext rules regarding private investment transactions and insider trading, as well as all applicable laws, including but not limited to those concerning insider trading.

When can I sell my shares I received upon exercise of my Options?

You may sell or otherwise dispose of your shares immediately, provided that all applicable laws and internal regulations (notably on insider trading) applicable to Euronext employees and/or other persons who may have inside knowledge with respect to the Euronext Share, as the case may be, are observed.

Do I have the right to remain employed until my Options become exercisable?

Nothing in the Plan is intended to give any person the right to remain employed by any Euronext entity for any specific period. Both you and Euronext will have the right to terminate your employment at any time and for any reason, subject to any employment agreement that may apply, and subject to all applicable laws.

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2.        UK Taxation.

You will be informed whether your Option is an approved option granted under the UK Schedule to the Euronext Employees Stock Option Plan 2002 (an “Approved Option”) or whether your Option will be unapproved for tax purposes (as “Unapproved Option”).

Will I be subject to any tax or social security charges when my options are granted?

No. There will be no upfront income tax or social security charges on the grant of your options.

Will I be subject to any tax or social security charges on the exercise of my Options?

Approved Options

On the exercise of an Approved Option, no income tax or social security charges are normally due, provided that the option is not exercised within three years of the Grant Date and provided you have not previously exercised an option not being a savings-related approved by the UK Inland Revenue within the period of three years prior to the date of exercise in circumstances in which you obtained tax relief.

If you exercise an Approved Option within the period of three years from the Grant Date or have previously exercised an option approved by the UK Inland Revenue within the period of three years prior to the date of exercise in circumstances in which you obtained tax relief you will be liable to income tax on the difference between the market value of the Euronext Shares on the date of exercise and the Exercise Price.

No social security charges are due on the exercise of Approved Options.

Unapproved Options

On the exercise of an Unapproved Option you will be liable to income tax on the difference between the market value of the Euronext Shares on the date of exercise and the Exercise Price.

On the exercise of an Unapproved Option, if you have not reached the upper earnings cap at that time (£30,420 for the tax year 2002/3) National Insurance contributions will also be due at the rate then prevailing.

What are the income tax rates?

If you are liable to pay income tax on the exercise of your options, you will be charged at your marginal rate. For the tax year 2002/3 income tax is charged at 22% for basic rate tax payers and 40% for higher rate tax payers.

V 05 September 2002

When and how do I have to pay the tax?

In situations where income tax is due on the exercise of an Approved Option, this income tax must be declared on a self-assessment tax return which is due by 31 January in the year following the tax year in question. If you do not usually receive a self-assessment tax return from the Inland Revenue you must contact your local Tax Office to request one.

On the exercise of an Unapproved Option, income tax and any social security contributions are due and are collected via the PAYE system. In order to reimburse your employer for this amount you will need to provide, on exercise, a cheque in the amount equal to the PAYE liability or provide instructions for the withholding of such number of the resulting Euronext Shares which may then be sold onto the market to cover this liability.

Are there any other payments I will have to make when exercising my Unapproved Option?

Your Unapproved Option will be granted on terms that you will if required agree to reimburse your employing Company for any employers’ secondary national insurance contributions arising on the exercise, assignment, cancellation or release of the Unapproved Option. You will need to agree to this arrangement by entering into an election or agreement with your employing company which will be provided to you in due course. You will not be permitted to exercise your Unapproved Option unless and until such election or agreement has been entered into.

A special tax relief for employees who agree to meet their employers’ secondary NIC liability is available. You will be able to claim a deduction for the employers’ secondary NIC liability in calculating the tax chargeable on the Unapproved Option gain.

Will I be subject to any tax and social security charges when I sell my shares?

Capital gains tax may be due on any gains which are made. There are no social security charges.

On the sale of Euronext Shares acquired on the exercise of an Approved Option, where income tax was not due on exercise, you will be charged to capital gains tax on any difference between the Exercise Price and the proceeds of sale.

Where income tax was due on the exercise of your Approved Options, you will be charged to capital gains tax on any difference between the sale proceeds and the market value of the Euronext Shares on the date of exercise.

On the sale of Euronext Shares acquired on the exercise of an Unapproved Option, you will be charged to capital gains tax on any difference between the sale proceeds and the market value of the Euronext Shares on the date of exercise.

V 05 September 2002

What is the rate of capital gains tax?

The rates of capital gains tax for the 2002/3 tax year are 20% for basic rate tax payers and 40% for higher rate tax payers.

Any gains which are liable to capital gains tax may be reduced as a result of “taper” relief which reduces the amount of the chargeable gain depending on the number of whole years during which your Euronext Shares have been held. Where you remain employed within the Euronext group and sell Euronext shares, your chargeable gain will be reduced by 50% after one year and 75% after two years from the acquisition of the Euronext Shares. Any gains will then be subject to the annual personal exemption of £7,700 (for the tax year 2002/3).

When and how do I have to pay this capital gains tax?

Capital gains are declared on your self-assessment tax return which must be completed by 31 January in the year following the end of the tax year in question. If you do not receive a self-assessment tax return you must request one from your local Tax Office.

Will dividends paid on the shares be taxable?

Any dividends declared on the Euronext Shares held following exercise will be chargeable to income tax at 10% for lower rate taxpayers and 32.5% for higher rate tax payers. Any tax which is due on dividends is collected via your self-assessment tax return. If you do not normally receive a self-assessment tax return you must request one from your local Tax Office.

No social security charges are due on dividends declared.

V 05 September 2002

ANNEX F

V 05 September 2002

ANNEX F1

[Euronext N.V. letterhead]

To:     [insert name and address of employee]

Amsterdam, [date]

NOTICE OF GRANT

We refer to the Plan Description of the Euronext Employees Stock Option Plan 2002 (the “Plan”), a copy of which is enclosed herewith. We are pleased to inform you that you have been granted options as at the date hereof subject to and in accordance with the terms and conditions of the Plan.

These options are granted to you in recognition of your continued efforts towards the success and further development of Euronext and to invest in a long-lasting relationship by allowing you to acquire a stake in our company.

The details of your options are as follows:

Grant Date:	[•]
Number of Euronext Shares:	[•]
Exercise Price per Euronext Share:	[•]
[Tax value of the Euronext Share as at the date hereof][14]	[•]
Last date for exercise of Option:	[•]

For any additional information concerning the Plan or about the exercise procedure, please refer to your copy of the Euronext Employees Stock Option Plan 2002 or contact your Human Resources Department.

Please communicate your acceptance or refusal of the Options granted hereby to Euronext N.V., Attn. Human Resources Department by completing and returning the offer response form attached to this Notice of Grant. The Offer Response Form must be received by Euronext N.V. prior to the 60th day following this Notice of Grant. If your Offer Response Form shall not have been received by Euronext N.V. by such date, you will be deemed to have accepted the options granted to you.15

14                         Pursuant to Belgian tax law and solely for Belgian tax purposes, Euronext N.V. has elected to determine the tax value of the Euronext Shares as the average list price over the last 30 calendar days preceding this date.

15                         In the Notice of Grant that will be sent to Beneficiaries employed or working in Portugal, this last sentence will read: ‘If you do not return you offer response form by such date, you will be deemed to have refused the options granted to you.

V 05 September 2002

Yours sincerely,

[authorised representative]

V 05 September 2002

ANNEX F2

[Euronext N.V. letterhead]

To:     [insert name and address of employee]

Amsterdam, [date]

NOTICE OF GRANT - UK INLAND REVENUE APPROVED OPTIONS16

We refer to the UK Approved Schedule to the Euronext Employees Stock Option Plan 2002 (the “Plan”), a copy of which is enclosed herewith. We are pleased to inform you that you have been granted Inland Revenue approved options as at the date hereof subject to and in accordance with the terms and conditions of the UK Approved Schedule to the Plan.

The details of your approved options are as follows:

Grant Date:	[•]
Number of Euronext Shares:	[•]
Exercise Price per Euronext Share:	[•]
Last date for exercise of Option:	[•]

Additional information concerning the Plan and the exercise procedure is contained in the Euronext Employees Stock Option Plan 2002. Alternatively, please contact Paul Bienkov, Euronext.liffe Human Resources, for further information.

It is hereby certified that this instrument falls within the category L in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987.

Executed by the Company as a deed.

Signed	(Director)
(Director)

16                         For UK Beneficiaries only.

V 05 September 2002

ANNEX F3

[Euronext N.V. letterhead]

To:                [insert name and address of employee]

Amsterdam, [date]

NOTICE OF GRANT – UK PARTICIPANTS

We refer to the Plan Description of the Euronext Employees Stock Option Plan 2002 (the “Plan”), a copy of which is enclosed herewith. We are pleased to inform you that you have been granted options as at the date hereof subject to and in accordance with the terms and conditions of the Plan. You will receive [•] options of which [•] will be Inland Revenue approved options. Details of these approved options will be supplied to you separately.

These options are granted to you in recognition of your continued efforts towards the success and further development of Euronext and to invest in a long-lasting relationship by allowing you to acquire a stake in our company.

The details of your unapproved options are as follows:

Grant Date:	[•]
Number of Euronext Shares:	[•]
Exercise Price per Euronext Share:	[•]
Last date for exercise of Option:	[•]

For any additional information concerning the Plan or about the exercise procedure, please refer to your copy of the Euronext Employees Stock Option Plan 2002 or contact your Human Resources Department.

Please communicate your acceptance or refusal of the unapproved options granted hereby to Euronext N.V., Attn. Human Resources Department by completing and returning the offer response form attached to this Notice of Grant. The Offer Response Form must be received by Euronext N.V. prior to the 60th day following this Notice of Grant. If your Offer Response Form shall not have been received by Euronext N.V. by such date, you will be deemed to have accepted the options granted to you.

Yours sincerely,

[authorised representative]

V 05 September 2002

ANNEX F4

[Euronext N.V. letterhead]

To:                [insert name and address of employee]

Amsterdam, [date]

NOTICE OF GRANT - US PARTICIPANTS

We refer to the Plan Description of the Euronext Employees Stock Option Plan 2002 (the “Plan”), a copy of which is enclosed herewith. We are pleased to inform you that you have been granted options as at the date hereof subject to and in accordance with the terms and conditions of the Plan. You will receive [•] options of which [•] will be Incentive Stock Options. Details of these approved options will be supplied to you separately.

These options are granted to you in recognition of your continued efforts towards the success and further development of Euronext and to invest in a long-lasting relationship by allowing you to acquire a stake in our company.

The details of your non-qualified options are as follows:

Grant Date:	[•]
Number of Euronext Shares:	[•]
Exercise Price per Euronext Share:	[•]
Last date for exercise of Option:	[•]

For any additional information concerning the Plan or about the exercise procedure, please refer to your copy of the Euronext Employees Stock Option Plan 2002 or contact your Human Resources Department.

Please communicate your acceptance or refusal of the Options granted hereby to Euronext N.V., Attn. Human Resources Department by completing and returning the offer response form attached to this Notice of Grant. The Offer Response Form must be received by Euronext N.V. prior to the 60th day following this Notice of Grant. If your Offer Response Form shall not have been received by Euronext N.V. by such date, you will be deemed to have accepted the options granted to you.

Yours sincerely,

[authorised representative]

V 05 September 2002

ANNEX G

V 05 September 2002

ANNEX G1

Euronext N.V.

Euronext Employees Stock Option Plan 2002

Exercise Notice

I,

Name:
Address:

Country:

Employed with:	o Euronext Paris S.A.
o Euronext Amsterdam N.V.
o Euronext Brussels S.A./N.V.
o Euronext Lisbon S.G.M.R.
o Clearnet S.A.
o LIFFE (Holdings) Plc.
	o Other:	(please specify)
Department:
Telephone (office):
Telephone (home):		,

a beneficiary under the Euronext Employees Stock Option Plan 2002 (the “Plan”);

hereby give notice to Euronext N.V. that I wish to exercise ____________ (specify number, with a minimum of 100 except when exercising all (remaining) options) options granted to me pursuant to the Plan. I hereby irrevocably instruct Euronext N.V. to procure the transfer of the corresponding number of Euronext N.V. shares to my securities account maintained with the banking institution identified below.

I am aware that the transfer of the Euronext shares will only occur once Euronext N.V. shall have received payment in full of the aggregate exercise price.

V 05 September 2002

I am aware of the current Euronext private investment transactions and insider trading rules and regulations applicable to Euronext employees and other insiders, and I hereby undertake to observe all such rules if and to the extent applicable.

I have transferred the aggregate exercise price of EUR _____________ to account number 22.35.06.907 in the name of Euronext Amsterdam N.V. (name and address of banking institution: Kas-Associatie N.V., Spuistraat 172, Amsterdam, the Netherlands).

Upon receipt of the exercise price, please transfer the corresponding number of Euronext N.V. shares to the following securities account:

Account number:
In the name of:
Name of Bank:
Address of Bank:

Country of Bank:

Date:	Signature:

Please send this Exercise Notice to Euronext N.V., Human Resources Department, P.O. Box 19163, 1000 GD Amsterdam.

V 05 September 2002

ANNEX G2

Euronext N.V.

UK Approved Schedule to the Euronext Employees Stock Option Plan 2002

Exercise Notice
(For UK Approved Option Holders only)

Name:
Address:

Country:

Employed with:	o Euronext Paris S.A.
o Euronext Amsterdam N.V.
o Euronext Brussels S.A./N.V.
o Euronext Lisbon S.G.M.R.
o Clearnet S.A.
o LIFFE (Holdings) Plc.
	o Other:	(please specify)
Department:
Telephone (office):
Telephone (home):		,

a beneficiary under the Euronext Approved Share Option Plan (the “UK Approved Plan”);

hereby give notice to Euronext N.V. that I wish to exercise ______________ (specify number, with a minimum of 100 except when exercising all (remaining) options) options granted to me pursuant to the UK Approved Plan. I hereby irrevocably instruct Euronext N.V. to procure the transfer of the corresponding number of Euronext N.V. shares to my securities account maintained with the banking institution identified below.

V 05 September 2002

I am aware that the transfer of the Euronext shares will only occur once Euronext N.V. shall have received payment in full of the aggregate exercise price.

I am aware of the current Euronext private investment transactions and insider trading rules and regulations applicable to Euronext employees and other insiders, and I hereby undertake to observe all such rules if and to the extent applicable.

I have transferred the aggregate exercise price of EUR _____________ to account number 22.35.06.907 in the name of Euronext Amsterdam N.V. (name and address of banking institution: Kas-Associatie N.V., Spuistraat 172, Amsterdam, the Netherlands).

Upon receipt of the exercise price, please transfer the corresponding number of Euronext N.V. shares to the following securities account:

Account number:
In the name of:
Name of Bank:
Address of Bank:

Country of Bank:

Date:	Signature:

Please send this Exercise Notice to Euronext N.V., Human Resources Department, P.O. Box 19163, 1000 GD Amsterdam.

V 05 September 2002

ANNEX H

V 05 September 2002

ANNEX H

Euronext N. V.

Euronext Employee Stock Option Plan 2002

Waiver Form
(For Belgian Beneficiaries only)

Important notice: This Waiver Form needs to be completed and returned by Belgian tax residents and by Beneficiaries employed or working in Belgium only. All other Beneficiaries do not need to complete this form.

Undertaking to benefit from the reduced valuation rate ([•]%) for determining the taxable benefit of the options (“Options”) granted under the Euronext N.V. Employees Stock Option Plan 2002 (the “Plan”).

Name of employee:	[•]

Number of Options granted:	[•]

The undersigned residing at

[please insert home address] confirms his/her undertaking not to exercise the Options granted to him/her under the Plan, prior to the end of the third calendar year following the year during which the Options were offered.

Signed and agreed on:		in:
	(Date)		(Place)

(Signature)

Please return this Waiver Form to Euronext N.V., P.O. Box 19163, 1000 GD Amsterdam, the Netherlands, for the attention of Mr. Jan Ghyssaert, Corporate Office Director, so as to reach Euronext N.V. prior to the 60th day following the date of the Notice of Grant.